Exhibit 10.3

AMENDED AND RESTATED

APPDYNAMICS, INC.

2008 STOCK PLAN

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. The Plan permits the grant of Options, Restricted Stock, and Restricted Stock Units as the Administrator may determine.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b) “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, or Restricted Stock Units.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

(ii) Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction shall not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction shall not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that shall be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein shall be a reference to any successor or amended section of the Code.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by the compensation committee of the Board, in accordance with Section 4 hereof.

(i) “Common Stock” means the Common Stock of the Company.

(j) “Company” means AppDynamics, Inc., a Delaware corporation.

(k) “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(n) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exchange Program” means a program under which (i) outstanding Options are surrendered or cancelled in exchange for Options of the same type (which may have lower or higher exercise prices and different terms), Options of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Option is reduced. The terms and conditions of any Exchange Program shall be determined by the Administrator in its sole discretion.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported); or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(r) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(s) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(t) “Option” means a stock option granted pursuant to the Plan.

(u) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(v) “Participant” means the holder of an outstanding Award.

(w) “Plan” means this Amended and Restated 2008 Stock Plan.

(x) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(y) “Restricted Stock Purchase Agreement” means a written or electronic agreement between the Company and the Participant evidencing the terms and restrictions applying to Shares purchased under a Restricted Stock award. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the notice of grant.

(z) “Restricted Stock Unit” means an Award of phantom stock units to a grantee, which may be settled in cash or Shares as determined by the Committee, pursuant to Section 8.

(aa) “Restricted Stock Unit Agreement” means a written or electronic agreement between the Company and the Participant evidencing the terms and restrictions applying to Shares purchased under a Restricted Stock Unit award. The Restricted Stock Unit Agreement is subject to the terms and conditions of the Plan and the notice of grant.

(bb) “Securities Act” means the Securities Act of 1933, as amended.

(cc) “Service Provider” means an Employee, Director or Consultant.

(dd) “Share” means a share of the Common Stock, as adjusted in accordance with Section 11 below.

(ee) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 55,956,7161 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Exchange Program, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan. Notwithstanding the foregoing and, subject to adjustment provided in Section 11, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate Share number stated in the first paragraph of this Section, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this second paragraph of this Section.

4. Administration of the Plan.

(a) Administrator. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

[1]	Represents original plan reserve of 6,231,200 shares authorized by the Board of Directors on April 1, 2008 and by the stockholders on April 24, 2008; an increase of 1,427,747 shares authorized by the Board of Directors on December 22, 2011 and by the stockholders on December 22, 2011; an increase of 2,378,776 shares authorized by the Board of Directors on September 5, 2012 and by the stockholders on September 18, 2012; a 2 for 1 forward stock split authorized by the Board of Directors on September 5, 2012 and the stockholders on September 18, 2012; an increase of 4,688,736 shares authorized by the Board of Directors on December 7, 2012 and by stockholders on January 17, 2013; an increase of 4,925,761 shares authorized by the Board of Directors on June 13, 2013 and by stockholders on June 14, 2013; an increase of 6,692,014 shares authorized by the Board of Directors and by stockholders on January 30, 2014; an increase of 3,620,948 shares authorized by the Board of Directors on January 30, 2015 and by stockholders on January 29, 2015; an increase of 1,177,515 shares authorized by the Board of Directors on March 5, 2015 and by stockholders on March 6, 2015; an increase of 1,000,000 shares authorized by the Compensation Committee of the Board of Directors on March 20, 2015 and by stockholders on March 23, 2015; an increase of 1,168,888 shares authorized by the Board of Directors on June 11, 2015 and by stockholders on June 13, 2015, effective as of June 15, 2015; an increase of 11,040,358 shares authorized by the Board of Directors and by stockholders on October 16, 2015; and an increase of 1,567,050 shares authorized by the Board of Directors on June 23, 2016 and by stockholders on July 14, 2016.

(b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may from time to time be granted hereunder;

(iii) to determine the number of Shares to be covered by each such Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to institute an Exchange Program;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(viii) to modify or amend each Award (subject to Section 19(c) of the Plan) including but not limited to the discretionary authority to extend the post-termination exercise period of Awards and to extend the maximum term of an Option (subject to Section 6(a) regarding Incentive Stock Options);

(ix) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator; and

(x) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan.

(c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

5. Eligibility. Nonstatutory Stock Options, Restricted Stock, and Restricted Stock Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Term of Option. The term of each Option shall be stated in the Award Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(b) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(A) In the case of an Incentive Stock Option

a) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than one hundred and ten percent (110%) of the Fair Market Value per Share on the date of grant.

b) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(B) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(C) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above in accordance with and pursuant to a transaction described in Section 424 of the Code.

(ii) Forms of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of, without limitation, (1) cash, (2) check, (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised and provided that accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(c) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives (i) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised, together with any applicable withholding taxes. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, such Participant may exercise his or her Option within thirty (30) days of termination, or such longer period of time as specified in the Award Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). Unless the Administrator provides otherwise, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of termination, or such longer period of time as specified in the Award Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). Unless the Administrator provides otherwise, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following the Participant’s death, or such longer period of time as specified in the Award Agreement, to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. If, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(v) Incentive Stock Option Limit. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(c)(v), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

7. Restricted Stock; Restricted Stock Units.

(a) Rights to Purchase Restricted Stock. Restricted Stock may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it shall offer Restricted Stock under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (if any), and the time within which such person must accept such offer.

(b) Nature of Restricted Stock Units. The Committee may, in its sole discretion, grant to an eligible person under Section 5 hereof Restricted Stock Units under the Plan. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Vesting conditions may be based on continuing status as a Service Provider, achievement of pre-established performance goals and objectives and/or other such criteria as the Administrator may determine. Upon the grant of Restricted Stock Units, the Participant and the Company shall enter into a Restricted Stock Unit Agreement. The terms and conditions of each such Restricted Stock Unit Agreement shall be determined by the Administrator and may differ among individual Awards and grantees. Unless otherwise provided in the Restricted Stock Unit Agreement (which agreement may provide for deferred settlement of Restricted Stock Units), on or promptly following the vesting date or dates applicable to any Restricted Stock Unit, but in no event later than March 15 of the year following the year in which such vesting occurs, such Restricted Stock Unit(s) shall be settled in the form of cash or shares of Stock, as specified in the Restricted Stock Unit Agreement. Restricted Stock Units may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of.

(c) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option according to terms as the Administrator determines.

(d) Terms. The term of each Restricted Stock and Restricted Stock Unit award shall be stated in the Restricted Stock Purchase Agreement or Restricted Stock Unit Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.

(e) Other Provisions. The Restricted Stock Purchase Agreement and Restricted Stock Unit Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(f) Rights as a Stockholder. Once the Restricted Stock award is purchased or otherwise issued, or the Restricted Stock Unit is settled the purchaser shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Restricted Stock is purchased or otherwise issued, or the Restricted Stock Unit is settled, except as provided in Section 11 of the Plan.

8. Tax Withholding. Prior to the delivery of any Shares pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof). The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, shall determine in what manner it shall allow a Participant to satisfy such tax withholding obligation and may permit the Participant to satisfy such tax withholding obligation, in whole or in part by one (1) or more of the following: (a) paying cash (or by check), (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum amount statutorily required to be withheld, or (c) selling a sufficient number of such Shares otherwise deliverable to a Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount statutorily required to be withheld.

9. Limited Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Participant, only by the Participant. If the Administrator in its sole discretion makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act.

10. Leaves of Absence; Transfers.

(a) Unless the Administrator provides otherwise, or except as otherwise required by Applicable Laws, vesting of Awards granted hereunder shall be suspended during any unpaid leave of absence.

(b) A Service Provider shall not cease to be a Service Provider in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.

(c) For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

11. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award; provided, however, that the Administrator shall make such adjustments to the extent required by Section 25102(o) of the California Corporations Code.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award shall terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control. In the event of a merger or Change in Control, each outstanding Award shall be treated as the Administrator determines, including, without limitation, that each Award be assumed or an equivalent award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator shall not be required to treat all Awards similarly in the transaction.

Notwithstanding the foregoing, in the event of a Change in Control in which the successor corporation does not assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise his or her outstanding Awards, including Shares as to which such Award would not otherwise be vested or exercisable, and restrictions on all of the Participant’s Restricted Stock shall lapse. In addition, if an Award is not assumed or substituted in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that the Award shall be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and any Award not assumed or substituted for shall terminate upon the expiration of such period for no consideration, unless otherwise determined by the Administrator.

For the purposes of this Section 11(c), the Award shall be considered assumed if, following the merger or Change in Control, the option or right confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of common stock in the merger or Change in Control.

12. Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

13. No Effect on Employment or Service. Neither the Plan nor any Award shall confer upon any participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause, and with or without notice.

14. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Administrator may in its discretion require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

15. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

18. Term of Plan. Subject to stockholder approval in accordance with Section 17, the Plan shall become effective upon its adoption by the Board. Unless sooner terminated under Section 19, it shall continue in effect for a term of ten (10) years from the later of (a) the effective date of the Plan, or (b) the earlier of the most recent Board or stockholder approval of an increase in the number of Shares reserved for issuance under the Plan.

19. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing (which may include e-mail) and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

APPDYNAMICS, INC.

2008 STOCK PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the 2008 Stock Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

I.	NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Participant has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Total Exercise Price:	$

Type of Option:	Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

[Vesting Schedule]

Termination Period:

This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 11(c) of the Plan.

II.	AGREEMENT

1. Grant of Option. The Administrator of the Company hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day (or other) period. Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d) surrender of other Shares which (i) if acquired either directly or indirectly from the Company, have been owned by Participant for at least the period required to avoid a charge to the Company’s reported earnings, (ii) shall be valued at its Fair Market Value on the date of exercise, and (iii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9. Tax Obligations.

(a) Tax Withholding. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(c) Code Section 409A. Under Code Section 409A, an Option that vests after December 31, 2004 that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant. This Agreement is governed by the internal substantive laws but not the choice of law rules of California.

11. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	APPDYNAMICS, INC.

Signature	By

Print Name	Print Name

Title

Residence Address

EXHIBIT A

2008 STOCK PLAN

EXERCISE NOTICE

AppDynamics, Inc.

303 Second Street, North Tower 8th Floor

San Francisco, CA 94107

Attention: Legal and Finance Departments

1. Exercise of Option. Effective as of today,                     ,         , the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase                  shares of the Common Stock (the “Shares”) of AppDynamics, Inc. (the “Company”) under and pursuant to the 2008 Stock Plan (the “Plan”) and the Stock Option Agreement dated «Grant_Date»,                      (the “Option Agreement”).

2. Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option. The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 11 of the Plan.

5. Company’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below. If the Company exercises or assigns its Right of First Refusal, the Participant agrees to act in good faith to provide and execute any information or documentation deemed reasonably necessary to complete the transfer within the time period set forth in subsection (d) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within sixty (60) days after receipt of the Notice or in the manner and at the times set forth in the Notice; provided that in no event will the Right of First Refusal be deemed waived if payment of the Purchase Price is delayed due to the Participant’s failure to comply with the provisions of this Section.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during Participant’s lifetime or on Participant’s death by will or intestacy to Participant’s immediate family or a trust for the benefit of Participant’s immediate family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

7. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:

PARTICIPANT	APPDYNAMICS, INC.

Signature	By

Print Name	Print Name

Title
Address:
Address:

303 Second Street, North Tower 8th Floor San Francisco, CA 94107

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	APPDYNAMICS, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

APPDYNAMICS, INC.

2008 STOCK PLAN

STOCK OPTION AGREEMENT — EARLY EXERCISE

Unless otherwise defined herein, the terms defined in the 2008 Stock Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement – Early Exercise (the “Option Agreement”).

I.	NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Participant has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Total Exercise Price:	$

Type of Option:	Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

[Vesting Schedule]

Termination Period:

This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 11(c) of the Plan.

II.	AGREEMENT

1. Grant of Option. The Administrator of the Company hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”). Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 6 of the Plan as follows:

(a) Right to Exercise.

(i) Subject to subsections 2(a)(ii) and 2(a)(iii) below, this Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Stock Option Grant. Alternatively, at the election of Participant, this Option may be exercised in whole or in part at any time as to Shares that have not yet vested. Vested Shares shall not be subject to the Company’s repurchase right (as set forth in the Restricted Stock Purchase Agreement, attached hereto as Exhibit C-1).

(ii) As a condition to exercising this Option for unvested Shares, Participant shall execute the Restricted Stock Purchase Agreement.

(iii) This Option may not be exercised for a fraction of a Share.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7. Non-Transferability of Option.

(a) Until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or is no longer relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (such time, the “Reliance End Date”), the Participant shall not transfer this Option or, prior to exercise, the shares subject to this Option, other than as permitted by Rule 12h-1(f) of the Exchange Act. For avoidance of doubt, until the Reliance End Date, the Options and, prior to exercise, the shares subject to this Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to an executor or guardian of the Optionee upon the death or Disability of the Optionee. Notwithstanding the foregoing, transfers to the Company or in connection with the Change in Control or other acquisition transactions involving the Company will be permitted to the extent permitted by Rule 12h-1(f).

(b) Subject to and without in any way limiting subsection (a) of this Section 7, this Option may not be pledged, hypothecated or otherwise transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors, guardians and assigns of Optionee.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9. Tax Obligations.

(a) Tax Withholding. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(c) Code Section 409 A. Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Agreement is governed by the internal substantive laws but not the choice of law rules of California.

11. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	APPDYNAMICS, INC.

Signature	By

Print Name	Print Name

Title

Residence Address

EXHIBIT A

2008 STOCK PLAN

EXERCISE NOTICE

AppDynamics, Inc.

303 Second Street, North Tower 8th Floor

San Francisco, 94107

Attention: Legal and Finance Departments

Exercise of Option. Effective as of today,                     ,         , the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase                  shares of the Common Stock (the “Shares”) of AppDynamics, Inc. (the “Company”) under and pursuant to the 2008 Stock Plan (the “Plan”) and the Stock Option Agreement dated                     ,          (the “Option Agreement”).

1. Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

2. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option. The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 11 of the Plan.

4. Company’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below. If the Company exercises or assigns its Right of First Refusal, the Participant agrees to act in good faith to provide and execute any information or documentation deemed reasonably necessary to complete the transfer within the time period set forth in subsection (d) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within sixty (60) days after receipt of the Notice or in the manner and at the times set forth in the Notice; provided that in no event will the Right of First Refusal be deemed waived if payment of the Purchase Price is delayed due to the Participant’s failure to comply with the provisions of this Section.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

5. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

6. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

8. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

9. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

10. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Restricted Stock Purchase Agreement, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:
PARTICIPANT	APPDYNAMICS, INC.

Signature	By

Print Name	Print Name

Title

Address:	Address:

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	APPDYNAMICS, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

EXHIBIT C-1

APPDYNAMICS, INC.

2008 STOCK PLAN

RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”) is made between                                      (the “Purchaser”) and AppDynamics, Inc. (the “Company”) or its assignees of rights hereunder as of                     ,         .

Unless otherwise defined herein, the terms defined in the 2008 Stock Plan shall have the same defined meanings in this Agreement.

RECITALS

A. Pursuant to the exercise of the option (grant number             ) granted to Purchaser under the Plan and pursuant to the Stock Option Agreement (the “Option Agreement”) dated                      by and between the Company and Purchaser with respect to such grant (the “Option”), which Plan and Option Agreement are hereby incorporated by reference, Purchaser has elected to purchase                      of those shares of Common Stock which have not become vested under the vesting schedule set forth in the Option Agreement (“Unvested Shares”). The Unvested Shares and the shares subject to the Option Agreement, which have become vested are sometimes collectively referred to herein as the “Shares.”

B. As required by the Option Agreement, as a condition to Purchaser’s election to exercise the option, Purchaser must execute this Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

1. Repurchase Option.

(a) If Purchaser’s status as a Service Provider is terminated for any reason, including for death and Disability, the Company shall have the right and option for ninety (90) days from such date to purchase from Purchaser, or Purchaser’s personal representative, as the case may be, all of the Purchaser’s Unvested Shares as of the date of such termination at the price paid by the Purchaser for such Shares (the “Repurchase Option”).

(b) Upon the occurrence of such termination, the Company may exercise its Repurchase Option by delivering personally or by registered mail, to Purchaser (or his or her transferee or legal representative, as the case may be) with a copy to the escrow agent described in Section 2 below, a notice in writing indicating the Company’s intention to exercise the Repurchase Option AND, at the Company’s option, (i) by delivering to the Purchaser (or the Purchaser’s transferee or legal representative) a check in the amount of the aggregate repurchase price, or (ii) by the Company canceling an amount of the Purchaser’s indebtedness to the Company equal to the aggregate repurchase price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such aggregate repurchase price. Upon delivery of such notice and payment of the aggregate repurchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and the rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unvested Shares being repurchased by the Company.

(c) Whenever the Company shall have the right to repurchase Unvested Shares hereunder, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all or a part of the Company’s Repurchase Option under this Agreement and purchase all or a part of such Unvested Shares.

(d) If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the termination, the Repurchase Option shall terminate.

(e) The Repurchase Option shall terminate in accordance with the vesting schedule contained in Purchaser’s Option Agreement.

2. Transferability of the Shares; Escrow.

(a) Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

(b) To insure the availability for delivery of Purchaser’s Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Purchaser hereby appoints the Secretary, or any other person designated by the Company as escrow agent (the “Escrow Agent”), as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Escrow Agent, the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit C-2. The Unvested Shares and stock assignment shall be held by the Escrow Agent in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit C-3 hereto, until the Company exercises its Repurchase Option, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect. Upon vesting of the Unvested Shares, the Escrow Agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the Escrow Agent’s possession belonging to the Purchaser, and the Escrow Agent shall be discharged of all further obligations hereunder; provided, however, that the Escrow Agent shall nevertheless retain such certificate or certificates as Escrow Agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

(c) Neither the Company nor the Escrow Agent shall be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

(d) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.

3. Ownership, Voting Rights, Duties. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

4. Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable federal and state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

5. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares, which may be made by the Company pursuant to Section 11 of the Plan after the date of this Agreement.

6. Notices. Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at their respective principal executive offices.

7. Survival of Terms. This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

8. Section 83(b) Election. Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of an Option for Unvested Shares, an election (the “Election”) may be filed by the Purchaser with the Internal Revenue Service, within thirty (30) days of the purchase of the exercised Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the exercised Shares and their Fair Market Value on the date of purchase. In the case of a Nonstatutory Stock Option, this will result in the recognition of taxable income to the Purchaser on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the Option is exercised over the purchase price for the exercised Shares. Absent such an Election, taxable income will be measured and recognized by Purchaser at the time or times on which the Company’s Repurchase Option lapses. In the case of an Incentive Stock Option, such an Election will result in a recognition of income to the Purchaser for alternative minimum tax purposes on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the option is exercised, over the purchase price for the exercised Shares. Absent such an Election, alternative minimum taxable income will be measured and recognized by Purchaser at the time or times on which the Company’s Repurchase Option lapses.

This discussion is intended only as a summary of the general United States income tax laws that apply to exercising Options as to Shares that have not yet vested and is accurate only as of the date this form Agreement was approved by the Board. The federal, state and local tax consequences to any particular taxpayer will depend upon his or her individual circumstances. Purchaser is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit C-4 for reference.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER’S BEHALF.

9. Representations. Purchaser has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that he or she (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

10. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. The Plan, the Option Agreement, the Exercise Notice, this Agreement, and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This Agreement is governed by the internal substantive laws but not the choice of law rules of California.

Purchaser represents that he or she has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

PARTICIPANT	APPDYNAMICS, INC.

Signature	By

Print Name	Print Name

Title

Residence Address

Dated: ,

EXHIBIT C-2

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I,                                 , hereby sell, assign and transfer unto AppDynamics, Inc.                  shares of the Common Stock of AppDynamics, Inc. standing in my name of the books of said corporation represented by Certificate No.          herewith and do hereby irrevocably constitute and appoint                                  to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between AppDynamics, Inc. and the undersigned dated                     ,          (the “Agreement”).

Dated: ,	Signature:

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its “repurchase option,” as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

EXHIBIT C-3

JOINT ESCROW INSTRUCTIONS

                    ,

Corporate Secretary

303 Second Street, North Tower 8th Floor

San Francisco, CA 94107

Dear                                 :

As Escrow Agent for both AppDynamics, Inc. (the “Company”), and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (the “Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Company’s repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the stock assignments, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s repurchase option.

3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company’s repurchase option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company’s repurchase option. Within one hundred and twenty (120) days after cessation of Purchaser’s continuous employment by or services to the Company, or any parent or subsidiary of the Company, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s repurchase option.

5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten (10) days’ advance written notice to each of the other parties hereto.

16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18. These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of California.

PURCHASER	APPDYNAMICS, INC.

Signature	By

Print Name	Print Name

Title

Residence Address

ESCROW AGENT

Corporate Secretary

Dated:

EXHIBIT C-4

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below.

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

TAXPAYER	SPOUSE

NAME:

ADDRESS:

TAX ID NO.:

TAXABLE YEAR:

2.	The property with respect to which the election is made is described as follows: shares (the “Shares”) of the Common Stock of AppDynamics, Inc. (the “Company”).

3.	The date on which the property was transferred is: , .

4.	The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.	The Fair Market Value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms shall never lapse, of such property is: $ .

6.	The amount (if any) paid for such property is: $ .

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: ,
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: ,
Spouse of Taxpayer

APPDYNAMICS, INC.

2008 STOCK PLAN

STOCK OPTION AGREEMENT

FOR NON-U.S. PARTICIPANTS

Unless otherwise defined herein, the terms defined in the 2008 Stock Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement for Non-U.S. Participants, including any special terms and conditions for Participant’s country in the appendix attached hereto (the “Appendix”) (collectively, the “Option Agreement”).

I.	NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Participant has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Total Exercise Price:	$

Type of Option:	Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

[Vesting Schedule]

Termination Period:

This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 11(c) of the Plan.

For purposes of this Option, Participant’s relationship as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment or other laws in the jurisdiction where Participant is providing services or the terms of Participant’s employment or service agreement, if any Participant’s right to vest in this Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., if Participant is an Employee, Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is an Employee or Participant’s employment agreement, if any. In addition, the period (if any) during which Participant may exercise this Option after such termination of Participant’s relationship as a Service Provider will commence on the date Participant ceases to actively provide service and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or retained or Participant’s employment or service agreement, if any. The Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing service for purposes of this Option (including whether Participant may still be considered to be providing service while on a leave of absence).

II.	AGREEMENT

1. Grant of Option. The Administrator of the Company hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Option Agreement (“Participant”) an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, provided Participant has made arrangements to satisfy any Tax-Related Items, as defined and further described in Section 9(a) below.

No Shares shall be issued pursuant to the exercise of this Option unless such exercise and such issuance comply with Applicable Laws. Assuming such compliance, for tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a U.S. Securities and Exchange Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day (or other) period. Participant agrees that any transferee of the Option or Shares acquired pursuant to the Option shall be bound by this Section 4.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a) cash;

(b) check; or

(c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws.

7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and this Option Agreement.

9. Tax Obligations.

(a) Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, the Parent or Subsidiary to whom Participant renders services (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option, including, but not limited to, the grant, vesting or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Option to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy their withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding a number of Shares that are otherwise deliverable to Participant upon exercise, (ii) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer, (iii) withholding from the proceeds of a number of Shares sold either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization without further consent), or (iv) any other method deemed acceptable by the Company.

Depending on the withholding method, the Company or the Employer may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Shares equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items.

Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

(b) Code Section 409A. If Participant is a U.S. taxpayer, under Code Section 409A, an Option that vests after December 31, 2004 that was granted with a per Share exercise price that is determined by the U.S. Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share Exercise Price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share Exercise Price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

10. Nature of Grant. In accepting this Option, Participant acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of this Option is voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options have been granted in the past;

(c) all decisions with respect to future stock options or other grants, if any, will be at the sole discretion of the Company;

(d) Participant is voluntarily participating in the Plan;

(e) this Option and any Shares acquired under the Plan, and the income and value of same, are not intended to replace any pension rights or compensation;

(f) this Option and any Shares acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(g) the future value of the underlying Shares is unknown, indeterminable, and cannot be predicted with certainty;

(h) if the underlying Shares do not increase in value, this Option will have no value;

(i) if Participant exercises this Option and acquires the Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

(j) unless otherwise provided in the Plan or by the Company in its discretion, this Option and the benefits evidenced by this Option Agreement do not create any entitlement to have this Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Common Stock;

(k) neither the Company nor any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of this Option or of any amounts due to Participant pursuant to the exercise of this Option or the subsequent sale of the Shares; and

(l) no claim or entitlement to compensation or damages shall arise from forfeiture of this Option resulting from the termination of Participant as a Service Provider (for any reason whatsoever, whether or not later found to be invalid or in breach of labor laws in the jurisdiction where Participant is employed or retained or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of this Option to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any Parent or Subsidiary, waives his or her ability, if any, to bring any such claim, and releases the Company and any Parent or Subsidiary from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

11. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

12. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Option Agreement and any other grant materials by and among, as applicable, the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Parent or Subsidiary may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all stock options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data may be transferred to a third party stock plan service provider, which may assist the Company (presently or in the future) with the implementation, administration and management of the Plan. Participant understands that the recipients of Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the U.S.) may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of Data by contacting his or her local human resources representative. Participant authorizes the Company, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her relationship as a Service Provider and status with the Company or the Parent or Subsidiary will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant this Option or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

13. Entire Agreement; Governing Law; Venue. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of California. For purposes of any action, lawsuit or other proceedings brought to enforce this Option Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

14. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE EMPLOYER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE EMPLOYER) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

15. Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that, depending on his or her country, Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect his or her ability to acquire or sell Shares or rights to Shares under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by Applicable Laws). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is his or her responsibility to comply with any applicable restrictions, and Participant is advised to speak to his or her personal advisor on this matter.

16. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

17. Language. If Participant has received this Option Agreement, or any other document related to this Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

18. Severability. The provisions of this Option Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

19. Appendix. Notwithstanding any provisions in this Option Agreement, this Option shall be subject to any special terms and conditions for Participant’s country set forth in the Appendix attached to this Option Agreement. Moreover, if Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to Participant to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Option Agreement.

20. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on this Option and on the Shares to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

21. Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Option Agreement shall not operate or be construed as a waiver of any other provision of this Option Agreement, or of any subsequent breach by Participant or any other participant.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of this Option Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	APPDYNAMICS, INC.

Signature	By

Print Name	Print Name

Title

Residence Address

APPENDIX

TO

STOCK OPTION AGREEMENT

FOR NON-U.S. PARTICIPANTS

Capitalized terms, unless explicitly defined in this Appendix, shall have the meanings given to them in the Option Agreement or in the Plan.

Terms and Conditions

This Appendix includes special terms and conditions that govern this Option if Participant resides and/or works in one of the countries listed below. If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant transfers to another country after the grant of this Option, the Administrator shall, in its discretion, determine to what extent the special terms and conditions contained herein shall be applicable to Participant.

Notifications

This Appendix also includes information regarding securities, exchange control, tax and certain other issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control, tax and other laws in effect in the respective countries as of June 2014. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information contained herein as the only source of information relating to the consequences of his or her participation in the Plan because the information may be out of date at the time Participant exercises this Option or at the time Participant sells any Shares acquired under the Plan. In addition, the information is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Therefore, Participant is advised to seek appropriate professional advice as to how the relevant laws in his or her country may apply to Participant’s individual situation.

If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant transfers to another country after the grant of this Option, the information contained herein may not be applicable to Participant in the same manner.

AUSTRALIA

Terms and Conditions

Exercise of Option. The following provision supplements Section 2(a) of the Agreement:

Notwithstanding any provision of the Plan and the Option Agreement, this Option shall not vest nor be exercisable until the date on which the earliest of the following occurs: (i) the Common Stock is listed or quoted on a recognized national securities exchange and is no longer subject to any lock-up period under Section 4 of the Agreement, or (ii) the Company completes a merger or Change in Control in which the acquirer or successor assumes and continues or substitutes this Option for an option over its publicly traded, quoted or listed shares, (such date being referred to as the “Liquidity Date”). Participant must remain a Service Provider through the Liquidity Date in order to vest in any portion of this Option. Should the Liquidity Date occur after any of the vesting dates set forth in the Vesting Schedule, Participant will receive credit for any vesting that would have occurred under the Vesting Schedule once the Liquidity Date occurs and will continue to vest in accordance with the Vesting Schedule thereafter to the extent that Participant remains a Service Provider.

Furthermore, notwithstanding the vesting of any portion of this Option on the Liquidity Date or on any vesting date thereafter, Participant will not be permitted to exercise the portion of this Option that vested on such date unless, as of such date, the Fair Market Value of the Shares underlying this Option exceeds the Exercise Price per Share for this Option (i) as of such vesting date, and (ii) for the ten (10) consecutive U.S. trading days immediately following such vesting date. In the event that any vested portion of this Option is not exercisable on the vesting date as a result of the preceding sentence, then this Option will not be exercisable until such date that is the first U.S. trading day following the period of ten (10) consecutive U.S. trading days on which the Fair Market Value per Share underlying this Option has exceeded the Exercise Price per Share for this Option.

Finally, notwithstanding the Term/Expiration Date of this Option as set forth in the Notice of Stock Option Grant, this Option shall automatically expire in the event that it has not vested and become exercisable pursuant to the preceding paragraphs or the day preceding the seven-year anniversary of the date of grant.

Data Privacy. The following provision supplements Section 12 of the Agreement:

For information regarding the manner in which the Company maintains and transfers Data, Participant may contact the Company’s Legal Department at 303 Second Street, North Tower, 8th Floor, San Francisco, CA 94107, U.S. and/or legal@appdynamics.com.

Participant understands and agrees that Data may be transferred to recipients located outside of Australia, including the U.S. and any other country where the Company has operations.

Notifications

Exchange Control Information. Exchange control reporting is required for cash transactions exceeding AUD10,000 and for international fund transfers. If an Australian bank is assisting with the transaction, the bank will file the report on behalf of Participant.

Securities Law Information. If Participant acquires Shares under the Plan and offers such Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. Participant is advised to obtain legal advice regarding the disclosure obligations prior to making any such offer.

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BRAZIL

Terms and Conditions

Compliance with Law. By accepting this Option, Participant acknowledges and agrees to comply with applicable Brazilian laws and to pay any and all applicable taxes associated with the exercise of this Option, the receipt of any dividends and the sale of Shares acquired under the Plan.

Notifications

Exchange Control Information. If Participant is resident or domiciled in Brazil, Participant will be required to submit annually a declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights is equal to or greater than US$100,000. Assets and rights that must be reported include Shares acquired under the Plan.

CANADA

Terms and Conditions

Termination Period. The following provision replaces the last paragraph of the Notice of Stock Option Grant:

For purposes of this Option, Participant’s status as a Service Provider shall be considered terminated (regardless of the reason for such termination and regardless of whether later found to be invalid or in breach of labor laws in the jurisdiction where Participant is employed or retained or the terms of any employment or service agreement), as of the earlier of (a) the date on which Participant’s status as a Service Provider is terminated; (b) the date on which Participant receives a written notice of termination as a Service Provider; or (c) the date on which Participant is no longer actively providing services to the Company or any Parent or Subsidiary, regardless of any notice period or period of pay in lieu of notice required under any labor law in the country where Participant resides (including, without limitation, statutory law, regulatory law, and/or common law), even if such law is otherwise applicable to Participant’s benefits from the Employer. Participant’s right to vest in this Option, if any, will terminate as of such date. The Administrator shall have the exclusive discretion to determine when Participant is no longer a actively providing service for purposes of this Option.

The following provisions will apply if Participant is a resident of Quebec:

Language Consent. The parties acknowledge that it is their express wish that the Option Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir expressemente souhaité que la convention [Option Agreement], ainsi que de tous les documents, avis donnés et procédures judiciaries executés donnés ou intentés en vertu de, ou lié, directement ou indirectement, relativement à la présente convention, so ient rediges en langue anglaise.

Data Privacy. The following provision supplements Section 12 of the Agreement:

Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Participant further authorizes the Company, any Parent or Subsidiary to disclose and discuss such information with their advisors. Participant further authorizes the Company, any Parent or Subsidiary to record such information and to keep such information in Participant’s employment file.

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Notifications

Securities Law Information. The sale or other disposal of Shares acquired through the Plan should take place through the designated broker outside of Canada through the facilities of a stock exchange on which the Common Stock is listed.

Foreign Asset/Account Reporting Information. Foreign property must be reported on form T1135 (Foreign Income Verification Statement) if the total fair market value of such foreign property exceeds C$100,000 at any time during the year. Foreign property includes any Shares acquired under the Plan and may also include the unvested and vested portion of this Option. The form T1135 is required for every year during which Participant’s foreign property exceeds C$100,000 and must be filed at the same time Participant files his or her annual tax return. Participant should consult with his or her personal tax advisor for details regarding this requirement.

DENMARK

Terms and Conditions

Nature of Grant. The following provision supplements Section 10 of the Agreement:

By accepting this Option, Participant acknowledges, understands, and agrees that this Option relates to future services to be performed and is not a bonus or compensation for past services.

Danish Stock Option Act. By accepting this Option, Participant acknowledges that he or she has received the Employer Statement translated into Danish, which is being provided to comply with the Danish Stock Option Act.

Notifications

Tax Reporting Information. If Participant holds Shares acquired under the Plan in a brokerage account with a broker or bank outside Denmark, Participant is required to inform the Danish Tax Administration about the account. For this purpose, Participant must file a Form V (Erklaering V) with the Danish Tax Administration. The Form V must be signed by Participant and may be signed by the applicable broker or bank where the account is held. In the likely event that the broker or bank does not sign the Form V, Participant is solely responsible for providing certain details regarding the foreign brokerage account and the Shares in the account to the Danish Tax Administration as part of his or her income tax return. By signing the Form V, Participant authorizes the Danish Tax Administration to examine the account.

In addition, if Participant opens a deposit account or a brokerage account for the purpose of holding cash outside of Denmark, the bank or brokerage account, as applicable, will be treated as a deposit account because cash can be held in the account. Therefore, Participant must also file a Form K (Erklaering K) with the Danish Tax Administration. Both Participant and the applicable financial institution (the bank or broker, as applicable) must sign the Form K. By signing the Form K, the bank or broker, as applicable, undertakes an obligation, without further request each year, not later than on February 1 of the year following the calendar year to which the information relates, to forward certain information to the Danish Tax Administration concerning the content of the deposit account. The Danish Tax Administration may grant an exemption for the broker or bank’s requirement to sign Form K if the foreign broker or bank does not wish to or, pursuant to the laws of the relevant country, is not allowed to assume such obligation to report, Participant acknowledges that he or she is solely responsible for providing certain details regarding the foreign brokerage or bank account to the Danish Tax Administration as part of Participant’s annual income tax return. By signing Form K, Participant at the same time authorizes the Danish Tax Administration to examine the account.

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Foreign Asset/Account Reporting Information. If Participant establishes an account holding Shares or cash outside of Denmark, Participant must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank. (Please note that these obligations are separate from and in addition to the obligations described above.)

FRANCE

Terms and Conditions

Language Consent. By accepting this Option, Participant confirms having read and understood this Appendix, the Option Agreement and the Plan, including all terms and conditions included therein, which were provided in the English language and Participant accepts the terms of those documents accordingly.

En acceptant l’Option, le Participant confirme avoir lu et compris le présent Addendum relatif au Pays, le Contrat relatif aux Options d’Achat d’Actions et le Plan, en ce compris tous les termes et conditions de ces documents, qui ont été fournis en langue anglaise, et le Participant accepte les dispositions de ces documents en connaissance de cause.

Notifications

Foreign Asset/Account Reporting Information. Participant is required to report all foreign accounts (whether open, current or closed) to the French tax authorities when filing his or her annual tax return.

GERMANY

Notifications

Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If Participant makes or receives a cross-border payment in excess of €12,500 in connection with the exercise of this Option, the sale of Shares acquired under the Plan or the receipt of dividends paid on such Shares, the report must be made by the fifth day of the month following the month in which the payment was received. The report must be filed electronically. The form of report can be accessed via the German Federal Bank’s website at www.bundesbank.de and is available in both German and English.

INDIA

Terms and Conditions

Exercise of Option and Method of Payment. Notwithstanding any provision of the Plan or the Option Agreement, Participant may not exercise this Option (to the extent it is vested) until the Common Stock is then registered under the Securities Act and listed or quoted on a recognized national securities exchange, provided, however, that the Administrator, in its sole discretion, may allow for an earlier exercise of this Option (to the extent it is vested).

Notwithstanding any provision of the Plan or the Option Agreement, Participant may not exercise this Option using a cashless sell-to-cover exercise, whereby Participant directs a broker or transfer agent to sell some (but not all) of the Shares subject to this Option and deliver to the Company the amount of the sale proceeds to pay the Exercise Price and any Tax-Related Items. The Company reserves the right to provide Participant with this method of payment depending on the development of local law. Payment of the Exercise Price may be made by any of the other methods of payment set forth in Section 5 of the Agreement if permitted by the Administrator.

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Notifications

Exchange Control Information. If Participant remits funds out of India to exercise this Option, it is Participant’s responsibility to comply with any applicable exchange control regulations in India. In particular, it will be Participant’s obligation to determine whether approval from the Reserve Bank of India is required prior to exercise. Further, Participant must repatriate the proceeds from the sale of Shares or the receipt of any dividends to India within a certain period after receipt. Participant must retain the foreign inward remittance certificate received from the bank where the foreign currency is deposited in the event that the Reserve Bank of India or the Parent or Subsidiary employing or retaining Participant requests proof of repatriation. It is Participant’s responsibility to comply with these requirements.

Foreign Asset/Account Reporting Information. Participant is required to declare any foreign bank accounts and any foreign financial assets (including Shares acquired under the Plan) in his or her annual tax return. It is Participant’s responsibility to comply with this reporting obligation and Participant should consult his or her personal advisor in this regard.

JAPAN

Notifications

Exchange Control Information. If Participant acquires Shares valued at more than ¥100,000,000 in a single transaction, Participant must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within twenty (20) days of the acquisition of the Shares.

In addition, if Participant pays more than ¥30,000,000 in a single transaction for the purchase of Shares when Participant exercises this Option, Participant must file a Payment Report with the Ministry of Finance through the Bank of Japan within twenty (20) days of the date that the payment is made. The precise reporting requirements vary depending on whether or not the relevant payment is made through a bank in Japan.

Please note that a Payment Report is required independently from a Securities Acquisition Report; therefore, Participant must file both a Payment Report and a Securities Acquisition Report if the total amount that Participant pays in a single transaction for exercising this Option and purchasing Shares exceeds ¥100,000,000.

Foreign Asset/Account Reporting Information. If Participant is a Japanese resident or foreign national with permanent residency in Japan and holds assets outside of Japan (including any Shares acquired under the Plan) with a value exceeding ¥50,000,000 (as of December 31 each year), Participant is required to comply with annual tax reporting obligations with respect to such investments. Participant is advised to consult with a personal tax advisor to ensure that Participant is properly complying with applicable reporting requirements.

MEXICO

Terms and Conditions

Acknowledgements. The following provision supplements Section 10 of the Agreement:

By accepting this Option, Participant acknowledges that he or she has received a copy of the Plan and the Agreement, including this Appendix, which he or she has reviewed. Participant further acknowledges that he or she accepts all the provisions of the Plan and the Agreement, including this Appendix. Participant also acknowledges that he or she has read and specifically and expressly approves the terms and conditions set forth in the “Nature of Grant” section of the Agreement, which clearly provide as follows:

(1)	Participant’s participation in the Plan does not constitute an acquired right;

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(2)	The Plan and Participant’s participation in it are offered by the Company on a wholly discretionary basis;

(3)	Participant’s participation in the Plan is voluntary; and

(4)	The Company is not responsible for any decrease in the value of any Shares acquired upon exercise of this Option.

Service Acknowledgement and Policy Statement. By accepting this Option, Participant acknowledges that AppDynamics, Inc., with registered offices at 303 Second Street, North Tower, 8th Floor, San Francisco, CA 94107 USA, is solely responsible for the administration of the Plan. Participant further acknowledges that his or her participation in the Plan, the grant of this Option and any acquisition of Shares under the Plan do not constitute a service agreement and does not guarantee Participant the right to continue his or her service with the Company or the Employer because Participant is participating in the Plan on a wholly commercial basis. Based on the foregoing, Participant expressly acknowledges that the Plan and the benefits that he or she may derive from participation in the Plan do not establish any rights between Participant and the Company, and do not form part of any service agreement between the Participant and the Company or the Employer, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of Participant’s service agreement, if any.

Participant further understands that his or her participation in the Plan is the result of a unilateral and discretionary decision of the Company and, therefore, the Company reserves the absolute right to amend and/or discontinue Participant’s participation in the Plan at any time, without any liability to Participant.

Finally, Participant hereby declares that he or she does not reserve to him or herself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and that he or she therefore grants a full and broad release to the Company, the Employer, any Parent or Subsidiary, affiliate, branch, representation office, shareholder, officer, agent and legal representative, with respect to any claim that may arise.

TÉRMINOS Y CONDICIONES

Reconocimientos. Esta disposición suplementa la Sección 10 del Contrato:

Al aceptar la Opción, el Partícipante reconoce que ha recibido una copia del Plan y del Contrato, incluyendo estas condiciones especiales por país, mismo que ha sido revisado por el Partícipante. El Partícipante reconoce, además, que acepta todas las disposiciones del Plan y del Contrato, incluyendo las presentes condiciones especial por país. El Partícipante también reconoce que ha leído la Sección del Contrato titulada “Naturaleza de la opción” y específica y expresamente aprueba los términos y condiciones establecidos en dicha Sección, que claramente establece lo siguiente:

(1)	La participación del Partícipante en el Plan no constituye un derecho adquirido;

(2)	El Plan y la participación del Partícipante en el Plan se ofrecen por la Compañía de manera totalmente discrecional;

(3)	La participación del Partícipante en el Plan es voluntaria; y

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(4)	La Compañía no son responsables por cualquier disminución en el valor de las Acciones adquiridas al ejercer la opción.

Reconocimiento del Servicio y Declaración de Política. Al aceptar la Opción, el partícipante reconoce que AppDynamics, Inc., con domicilio registrado ubicado en 303 Second Street, North Tower, 8th Floor, San Francisco, CA 94107 USA, es la única responsable por la administración del Plan. Además, el Partícipante reconoce que su participación en el Plan, el otorgamiento de la opción y cualquier adquisición de Acciones de conformidad con el Plan no constituyen un contrato de Servicios y no garantizan el derecho del Partícipante de continuar prestando sus Servicios a la Compañía, ya que el Partícipante está participando en el Plan en sobre una base exclusivamente comercial. Con base en lo anterior, el Partícipante expresamente reconoce que el Plan y los beneficios que le deriven de la participación en el Plan no establecen derecho alguno entre el Partícipante y la Compañía y no forman parte de ningún contrato de Servicios celebrado entre el Partícipante y la Compañía, y cualquier modificación del Plan o su terminación no constituirá un cambio o deterioro de los términos y condiciones del contrato de Servicios del Partícipante.

Además, el Partícipante entiende que su participación en el Plan es resultado de una decisión unilateral y discrecional de la Compañía y, por lo tanto, la Compañía se reserva el derecho absoluto de modificar y/o discontinuar la participación del Partícipante en el Plan en cualquier momento, sin responsabilidad alguna para con el Partícipante.

Finalmente, el Partícipante en este acto manifiesta que no se reserva ninguna acción o derecho para interponer una demanda o reclamación en contra de la Compañía por cualquier compensación o daño o perjuicio en relación con cualquier disposición del Plan o los beneficios derivados del Plan y, en consecuencia, otorga un amplio y total finiquito a la Compañía, cualesquier Matriz o Subsidiarias, afiliadas, sucursales, oficinas de representación, accionistas, directores, funcionarios, agentes y representantes con respecto a cualquier demanda o reclamación que pudiera surgir.

NETHERLANDS

There are no country-specific provisions.

SINGAPORE

Notifications

Securities Law Information. The grant of this Option is being made in reliance of Section 273(1)(f) of the Securities and Futures Act (Cap. 289) (the “SFA”) under which it is exempt from the prospectus and registration requirements under the SFA. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. Participant should note that the grant of this Option is subject to Section 257 of the SFA and Participant will not be able to make (i) any subsequent sale of Shares in Singapore or (ii) any offer of such subsequent sale of Shares subject to this Option in Singapore, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than Section 280) of the SFA.

Director Notification Obligation. If Participant is a director, associate director or shadow director of the Company’s Parent or Subsidiary in Singapore, he or she is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Company’s Parent or Subsidiary in Singapore in writing when Participant receives an interest (e.g., this Option or Shares) in the Company. In addition, Participant must notify the Company’s Parent or Subsidiary in Singapore when he or she sells Shares. These notifications must be made within two (2) days of acquiring or disposing of any interest in the Company. In addition, a notification of Participant’s interests in the Company must be made within two (2) days of becoming a director.

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SWEDEN

There are no country-specific provisions.

UK

Terms and Conditions

Responsibility for Taxes. The following provision supplements Section 9(a) of the Agreement:

Participant agrees that if payment or withholding of income tax due is not made within ninety (90) days of the end of the U.K. tax year in which the taxable event occurred or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), then the amount of any uncollected income tax shall constitute a loan owed by Participant to the Employer, effective on the Due Date. Participant agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue and Customs (“HMRC”) and will be immediately due and repayable by Participant, and the Company and/or the Employer may recover it at any time thereafter by any of the means referred to in Section 9(a) of the Agreement. Notwithstanding the foregoing, if Participant is an executive officer or director of the Company (within the meaning of Section 13(k) of the Exchange Act), Participant shall not be eligible for a loan from the Company to cover the income tax due. In the event that Participant is an executive officer or director and income tax is not collected from or paid by Participant by the Due Date, the amount of any uncollected income tax may constitute a benefit to Participant on which additional income tax and national insurance contributions (“NICs”) may be payable. Participant understands that he or she will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company and/or the Employer (as appropriate) for the value of employee NICs due on this additional benefit which the Company and/or the Employer may recover from Participant by any of the means set forth in Section 9(a) of the Agreement.

Section 431 Election. As a condition of participation in the Plan and the exercise of this Option, Participant agrees that, jointly with the Employer, Participant shall enter into a joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that Participant will not revoke such election at any time. This election will be to treat any Shares acquired pursuant to the exercise of this Option as if such Shares were not “Restricted Securities” (for U.K. tax purpose only). Participant must enter into the form of 431 election attached to this Appendix concurrent with the execution of the Option Agreement.

Joint Election. As a condition of Participant’s participation in the Plan, Participant agrees to accept any liability for secondary Class 1 NICs which may be payable by the Company and/or the Employer in connection with this Option and any event giving rise to Tax-Related Items (the “Employer’s NICs”). Without limitation to the foregoing, Participant agrees to enter into a joint election with the Company and/or the Employer (the “Joint Election”), the form of such Joint Election being formally approved by HMRC, and to execute any other consents or elections required to accomplish the transfer of the Employer’s NICs to Participant. Participant further agrees to execute such other joint elections as may be required between Participant and any successor to the Company and/or the Employer. Participant further agrees that the Company and/or the Employer may collect the Employer’s NICs from him or her by any of the means set forth in Section 9(a) of the Agreement.

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If Participant does not enter into a Joint Election, if approval of the Joint Election has been withdrawn by HMRC, if the Joint Election is revoked by the Company or the Employer (as applicable), or if the Joint Election is jointly revoked by Participant and the Company or the Employer, as applicable, the Company, in its sole discretion and without any liability to the Company or the Employer, may choose not to issue or deliver any Shares or proceeds from the sale of Shares to Participant upon exercise of this Option.

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United Kingdom

Section 431 Joint Election Form

Joint Election under s431 ITEPA 2003

for full disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1.	Between

the Employee

whose National Insurance Number is

and

the Company (who is the Employee’s employer)

of Company Registration Number

Purpose of Election

This joint election is made pursuant to section 431(1) Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the purposes of income tax and National Insurance contributions (“NICs”), the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. Additional income tax will be payable as a result of this election (with PAYE withholding and NICs being applicable where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that income tax/NICs that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the income tax/NICs due by reason of this election. Should this be the case, there is no income tax/NICs relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

2.	Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities

Description of securities	Common Stock

Name of issuer of securities	AppDynamics, Inc.

To be acquired by the Employee on or after the date of this Election under the terms of the AppDynamics, Inc. 2008 Stock Plan.

3.	Extent of Application

This election disapplies S.431(1) ITEPA: All restrictions attaching to the securities.

4.	Declaration

This election will become irrevocable upon the later of its signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
Signature (for and on behalf of the Company)	Date

Position in company

Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

EXHIBIT A

2008 STOCK PLAN

EXERCISE NOTICE FOR NON-U.S. PARTICIPANTS

AppDynamics, Inc.

303 Second Street, North Tower, 8th Floor

San Francisco, CA 94107

Attention: Director of Finance

1. Exercise of Option. Effective as of today,                     ,         , the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase                  shares of the Common Stock (the “Shares”) of AppDynamics, Inc. (the “Company”) under and pursuant to the 2008 Stock Plan (the “Plan”) and the Stock Option Agreement for Non-U.S. Participants dated                      (the “Option Agreement”).

2. Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 11 of the Plan.

5. Company’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below. If the Company exercises or assigns its Right of First Refusal, the Participant agrees to act in good faith to provide and execute any information or documentation deemed reasonably necessary to complete the transfer within the time period set forth in subsection (d) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within sixty (60) days after receipt of the Notice or in the manner and at the times set forth in the Notice; provided that in no event will the Right of First Refusal be deemed waived if payment of the Purchase Price is delayed due to the Participant’s failure to comply with the provisions of this Section.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during Participant’s lifetime or on Participant’s death by will or intestacy to Participant’s immediate family or a trust for the benefit of Participant’s immediate family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

-Ex. A-2-

7. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state, federal or foreign securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Venue; Severability. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of California. For purposes of any action, lawsuit or other proceedings brought to enforce this Exercise Notice, relating to it, or arising from it, the parties hereby submit

-Ex. A-3-

to and consent to the sole and exclusive jurisdiction of the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

11. Entire Agreement. The Plan and the Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

Submitted by:	Accepted by:

PARTICIPANT	APPDYNAMICS, INC.

Signature	By

Print Name	Print Name

Title
Address:
Address:

303 Second Street, North Tower, 8th Floor San Francisco, CA 94107

Date Received

-Ex. A-4-

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT FOR NON-U.S. PARTICIPANTS

PARTICIPANT	:

COMPANY	:	APPDYNAMICS, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the U.S. Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act, have not been registered under the Securities Act but are being issued in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the U.S. Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under all applicable securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Exchange Act) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the U.S. Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

-Ex. B-2-

APPDYNAMICS, INC.

2008 STOCK PLAN

Election To Transfer the Employer’s National Insurance Liability to the Employee

This Election is between:

A.	The individual who has obtained authorized access to this Election (the “Employee”), who is employed by a company listed in the attached Schedule (the “Employer”) and who is eligible to receive stock options (“Awards”) pursuant to the AppDynamics, Inc. 2008 Stock Plan (the “Plan”), and

B.	AppDynamics, Inc., with its registered office at 303 Second Street, North Tower, 8th Floor, San Francisco, CA 94107, USA (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer.

1.	Introduction

1.1	This Election relates to all Awards granted to the Employee under the Plan up to the termination date of the Plan.

1.2	In this Election the following words and phrases have the following meanings:

(a)	“Chargeable Event” means, in relation to the Awards:

(i)	the acquisition of securities pursuant to the Awards (within section 477(3)(a) of ITEPA);

(ii)	the assignment (if applicable) or release of the Awards in return for consideration (within section 477(3)(b) of ITEPA);

(iii)	the receipt of a benefit in connection with the Awards, other than a benefit within (i) or (ii) above (within section 477(3)(c) of ITEPA);

(iv)	post-acquisition charges relating to the Awards, restricted stock and/or shares acquired pursuant to the Awards (within section 427 of ITEPA); and/or

(v)	post-acquisition charges relating to the Awards, restricted stock and/or shares acquired pursuant to the Awards (within section 439 of ITEPA).

(b)	“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

(c)	“SSCBA” means the Social Security Contributions and Benefits Act 1992.

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1.3	This Election relates to the employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise on the occurrence of a Chargeable Event in respect of the Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

1.4	This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

1.5	This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.	The Election

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability on the Chargeable Event is hereby transferred to the Employee. The Employee understands that, by signing or electronically accepting this Election, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 of the SSCBA.

3.	Payment of the Employer’s Liability

3.1	The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability from the Employee at any time after the Chargeable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Chargeable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

(iii)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or

(iv)	by any other means specified in the applicable award agreement.

3.2	The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities related to the Awards to the Employee until full payment of the Employer’s Liability is received.

3.3	The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue & Customs on behalf of the Employee within 14 days after the end of the UK tax month during which the Chargeable Event occurs (or within 17 days after the end of the UK tax month during which the Chargeable Event occurs if payments are made electronically).

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4.	Duration of Election

4.1	The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

4.2	Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and relevant award agreement. This Election will continue in effect in respect of any awards which replace the Awards in circumstances where section 483 of ITEPA applies.

4.3	This Election will continue in effect until the earliest of the following:

(i)	the Employee and the Company agree in writing that it should cease to have effect;

(ii)	on the date the Company serves written notice on the Employee terminating its effect;

(iii)	on the date HM Revenue & Customs withdraws approval of this Election; or

(iv)	after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

4.4	This Election will continue in force regardless of whether the Employee ceases to be an employee of the Employer.

[Signature page follows]

3

Acceptance by the Employee

The Employee acknowledges that, by signing this Election, the Employee agrees to be bound by the terms of this Election.

Name

Signature

Date

Acceptance by the Company

The Company acknowledges that, by signing this Election or arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signature for and on behalf of the Company

Position

Date

Schedule of Employer Companies

The employer companies to which this Election relates are:

Name	AppDynamics UK Ltd.
Registered Office:	150 Aldersgate Street, London EC1A 4AB UK
Company Registration Number:
Corporation Tax Reference:
PAYE Reference:

Name	AppDynamics International Ltd.
Registered Office:	150 Aldersgate Street, London EC1A 4AB UK
Company Registration Number:
Corporation Tax Reference:
PAYE Reference:

ARBEJDSGIVERERKLÆRING

Såfremt § 3, stk. 1, i lov om brug af køberet eller tegningsret m.v. i ansættelsesforhold (“Aktieoptionsloven”) omfatter din aktieoptionstildeling, er du berettiget til i en særskilt skriftlig erklæring at modtage følgende oplysninger om AppDynamics, Inc.’s (“Selskabets”) aktieoptionsordning.

Denne erklæring indeholder kun de oplysninger, der er nævnt i Aktieoptionsloven, mens de øvrige vilkår og betingelser for din tildeling af aktieoptioner er nærmere beskrevet i 2008 Stock Plan (“Ordningen”) og i Stock Option Agreement for Non-U.S. Participants (på dansk “Aktieoptionsaftalen for deltagere uden for USA”) (“Aftalen”), som du har fået udleveret.

1. Tidspunkt for tildeling af retten til at købe aktier.

Tidspunktet for tildelingen af dine aktieoptioner er den dato, hvor Selskabets bestyrelses (“Administrator”) godkendte tildelingen til dig og besluttede, at tildelingen skulle træde i kraft.

2. 2. Kriterier og betingelser for tildeling af retten til senere at købe aktier

Tildelingen af aktieoptioner sker efter Administrators eget skøn. Ordningen samt aktieoptionerne tildelt under Ordningen har til formål at hjælpe Selskabet med at tiltrække samt fastholde det bedst mulige personale til stillinger, der indebærer betydeligt ansvar, for derved at give yderligere incitament til medarbejdere, bestyrelsesmedlemmer og konsulenter samt styrke Selskabets forretningsmæssige fremgang. Administrator kan frit vælge ikke at tildele dig aktieoptioner fremover. I henhold til bestemmelserne i Ordningen og Aftalen har du ikke nogen ret til eller noget krav på fremover at få tildelt optioner.

3. 3. Udnyttelsestidspunkt

Dine aktieoptioner modnes over en periode, forudsat at du fortsat er ansat i eller arbejder for Selskabet eller en Tilknyttet Virksomhed, medmindre din aktieoption kan udnyttes eller bortfalder på et tidligere tidspunkt af de i Ordningen anførte årsager og med forbehold for pkt. 5 i denne erklæring. Den modnede del af din option kan udnyttes på et hvilket som helst tidspunkt efter modning, før optionen bortfalder eller udløber.

EMPLOYER STATEMENT

If Section 3(1) of the Act on Stock Options in employment relations (the “Stock Option Act”) applies to your Option, you are entitled to receive the following information regarding AppDynamics, Inc.’s (the “Company’s”) stock option program in a separate written statement.

This statement contains only the information mentioned in the Act while the other terms and conditions of your Option are described in detail in the 2008 Stock Plan (the “Plan”) and the Stock Option Agreement for Non-U.S. Participants (the “Agreement”), which have been given to you.

1. Grant of right to purchase shares of Stock

The grant date for your Option is the date that the Board of Directors (the “Administrator”) approved a grant for you and determined it would be effective.

2. 2. Terms or conditions for grant of rights to purchase of shares of Stock

The grant of options will be at the sole discretion of the Administrator. The Plan and the Option granted under the Plan are intended to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. The Administrator may decide, in its sole discretion, not to make any grants of options to you in the future. Under the terms of the Plan and the Agreement, you have no entitlement or claim to receive future option grants.

3. 3. Exercise

Your Option shall vest over a period time, provided you remain employed by or in the service of the Company or a Subsidiary, unless your Option has become exercisable or has terminated earlier for the reasons set forth in the Plan and subject to Section 5 of this statement. The vested portion of your Option is exercisable any time after vesting and before your Option is terminated or expires.

1

4. 4. Udnyttelseskurs

I udnyttelsesperioden kan din option udnyttes til køb af aktier i Selskabet til en kurs, der svarer til aktiernes markedskurs på tildelingstidspunktet som fastsat af Selskabet.

5. 5. Din retsstilling i forbindelse med ansættelsesforholdets ophør

Såfremt din aktieoptionstildeling er omfattet af bestemmelserne i Aktieoptionsloven, vil dine aktieoptioner i tilfælde af din fratræden blive behandlet i overensstemmelse med Aktieoptionslovens §§ 4 og 5, medmindre bestemmelserne i Aftalen er mere fordelagtige for dig end Aktieoptionslovens §§ 4 og 5. Såfremt vilkårene i Aftalen er mere fordelagtige for dig, vil det være disse vilkår, der er gældende for, hvordan din aktieoption behandles i forbindelse med din fratræden.

6. 6. Økonomiske aspekter ved at deltage i Ordningen

Din aktieoptionstildeling har ingen umiddelbare økonomiske konsekvenser for dig. Værdien af din option indgår ikke i beregningen af feriepenge, pensionsbidrag eller andre lovpligtige, vederlagsafhængige ydelser.

Aktier er finansielle instrumenter, og investering i aktier vil altid være forbundet med en finansiel risiko. Muligheden for at opnå en gevinst på udnyttelsestidspunktet afhænger ikke alene af Selskabets økonomiske udvikling, men også af, blandt andet, den generelle udvikling på aktiemarkedet. Derudover kan aktierne både før og efter udnyttelsestidspunktet falde til en værdi, der måske endda ligger under udnyttelseskursen.

APPDYNAMICS, INC.

U.S.A.

4. 4. Exercise price

During the exercise period, your Option can be exercised to purchase stock in the Company at a price corresponding to the fair market value of the stock at the time of grant as determined by the Company.

5. 5. Your rights upon Termination of Employment

If the terms of the Stock Option Act are applicable to your Option grant, the treatment of your Option upon termination of employment will be determined under Sections 4 and 5 of the Stock Option Act unless the terms contained in the Agreement are more favorable to you than Sections 4 and 5 of the Stock Option Act. If the terms contained the Agreement are more favorable to you, then such terms will govern the treatment of your Option upon termination of employment.

6. 6. Financial aspects of participating in the Plan

The grant of your Option has no immediate financial consequences for you. The value of your Option is not taken into account when calculating holiday allowances, pension contributions or other statutory consideration calculated on the basis of salary.

Shares of stock are financial instruments and investing in stocks will always have financial risk. The possibility of profit at the time of exercise will not only be dependent on the Company’s financial development, but also on the general development on the stock market, inter alia. In addition, before or after you exercise your Option, the shares of stock could decrease in value even below the exercise price.

APPDYNAMICS, INC.

U.S.A.

2

APPDYNAMICS, INC.

2008 STOCK PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the AppDynamics, Inc. 2008 Stock Plan, as amended and restated (the “Plan”) shall have the same defined meanings in this Restricted Stock Unit Award Agreement (the “Award Agreement”).

I.	NOTICE OF GRANT OF RESTRICTED STOCK UNITS

Name:

Address:

The undersigned individual (the “Participant”) has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Date of Grant

Vesting Commencement Date

Number of Restricted Stock Units

Expiration Date

Vesting Schedule:

[Vesting Schedule]

II.	AGREEMENT

1. Grant of Restricted Stock Units. The Company hereby grants to the Participant named in the Notice of Grant of Restricted Stock Units in Part I of this Award Agreement under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.

2. Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share after it vests on the date set forth in Section 6. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 4, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act at the time the Restricted Stock Units are paid to Participant, Participant shall, if required by the Company, concurrently with the receipt of all or any portion of this Restricted Stock Unit Award, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

4. Vesting Schedule. The Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting schedule set forth in the Notice of Grant, subject to Participant continuing to be Service Provider through each applicable vesting date.

5. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 5 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Restricted Stock Unit Award or Shares acquired pursuant to the Restricted Stock Unit Award shall be bound by this Section 5.

6. Payment after Vesting. As soon as practicable following each Vesting Date (but in no event later than the 15th day of the 3rd month following the calendar year during which a Vesting Date occurs), the Company shall issue to the Participant the number of Shares equal to the aggregate number of Restricted Stock Units that have vested under the Vesting Schedule of this Award Agreement on such date and the Participant shall thereafter have all the rights of a stockholder of the Company with respect to such Shares.

7. Tax Consequences. Participant has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

8. Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

9. Tax Withholding. Regardless of any action that the Company takes with respect to any or all income tax, social insurance, payroll tax, payment on account, or other tax-related items related to the Participant’s participation in the Plan and legally applicable to him or her (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company. The Participant further acknowledges that the Company (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, without limitation, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such issuance, and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. The Participant shall not make any claim against the Company or its Board of Directors, officers or employees related to Tax-Related Items arising from this Award or the Participant’s other compensation. Furthermore, if the Participant has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, the Participant will pay or make adequate arrangements satisfactory to the Company to satisfy all Tax-Related Items. In this regard, the Participant authorizes the Company, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(i) payment by the Participant to the Company; or

(ii) withholding from the Participant’s wages or other cash compensation paid to him or her by the Company; or

(iii) withholding from proceeds of the sale of Shares acquired upon vesting and settlement of the Restricted Stock Units, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant’s behalf pursuant to this authorization); or

(iv) withholding in Shares to be issued upon vesting and settlement of the Restricted Stock Units.

To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, the Participant is deemed, for tax purposes, to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Participant’s participation in the Plan.

Finally, the Participant shall pay to the Company any amount of Tax-Related Items that the Company may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

10. Section 409A. This Award is intended to constitute a “short term deferral” for purposes of Section 409A of the Code to the greatest extent possible, and otherwise is intended to comply with Section 409A of the Code, and the Award will be administered and interpreted in accordance with that intent. To the extent that any provision of this Award Agreement is ambiguous as to its exemption from, or compliance with, Section 409A of the Code, the provision shall be read in such a manner so that all payments hereunder are either exempt from, or comply with, Section 409A of the Code. Solely for purposes of Section 409A of the Code, each issuance of Shares on a Vesting Date shall be considered a separate payment. The Company makes no representation or warranty and shall have no liability to the Participant or any other person if any provisions of this Award are determined to constitute deferred compensation subject to Section 409A of the Code but do not satisfy an exemption from, or the conditions of, such Section.

11. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant which shall be done as provided in Section 6. After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

12. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK UNIT AWARD OR

ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

13. Grant is Not Transferable. Except to the limited extent provided in Section 8 and 14(f), this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

14. Company’s Right of First Refusal. Subject to Section 13 any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 14 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Right of First Refusal Price”) for the Shares purchased by the Company or its assignee(s) under this Section 14 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

(d) Payment. Payment of the Right of First Refusal Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 14, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 14 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 14 notwithstanding, the transfer of any or all of the Shares during Participant’s lifetime or on Participant’s death by will or intestacy to Participant’s immediate family or a trust for the benefit of Participant’s immediate family shall be exempt from the provisions of this Section 14. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Award Agreement, including but not limited to this Section 14, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 14.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

15. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

16. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at AppDynamics, Inc., 302 2nd Street, North Tower, 8th Floor, San Francisco, CA 94107, or at such other address as the Company may hereafter designate in writing.

17. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

18. No Waiver. Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

19. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

20. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

21. Interpretation. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations shall be made by the Administrator in good faith. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

22. Modifications to the Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

23. Governing Law; Severability. This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.

24. Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Award Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below

PARTICIPANT:	APPDYNAMICS, INC.

Signature	By

Print Name	Title

Residence Address:

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	APPDYNAMICS, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the receipt of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Stock Award to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Restricted Stock Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

THE AWARD GRANTED PURSUANT TO THIS AWARD AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

RESTRICTED STOCK UNIT AWARD AGREEMENT

UNDER THE APPDYNAMICS, INC.

(FORMERLY SINGULARITY TECHNOLOGIES, INC.)

2008 STOCK PLAN

Name of Grantee:

No. of Restricted Stock Units Granted:

Grant Date:

Vesting Commencement Date:

Expiration Date:

Pursuant to the AppDynamics, Inc. (formerly Singularity Technologies, Inc.) 2008 Stock Plan as amended through the date hereof (the “Plan”) and the terms and conditions set forth in this Award Agreement, AppDynamics, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share (a “Share”) of Common Stock (the “Stock”) of the Company.

1. Restrictions on Transfer of Award. The Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and, subject to the restrictions contained in this Award Agreement and the Plan, Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Section 2 of this Award Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Award Agreement.

2. Conditions and Vesting of Restricted Stock Units. The Restricted Stock Units are subject to both a time-based condition (the “Time Condition”) and performance-based vesting (the “Performance Condition”) described in paragraphs (a) and (b) below, both of which must be satisfied prior to the Expiration Date specified above in order for the Restricted Stock Units to be settled in accordance with Section 4.

(a) Time Condition. Subject to the Performance Condition described in paragraph (b) below,[vest schedule]; provided that the Grantee continues to have a Service Relationship with the Company through each applicable vesting date.

(b) Performance Condition. Subject to the Time Condition described in paragraph (a) above, the Restricted Stock Units shall only satisfy the Performance Condition [performance conditions] For the avoidance of doubt, no Restricted Stock Units will vest hereunder until the Performance Condition occurs, at which time, any Restricted Stock Units that otherwise would be vested under paragraph (a) will immediately vest and any Restricted Stock Units not otherwise vested under paragraph (a) will vest in accordance with the schedule set forth in paragraph (a).

(c) Vesting Date. Each date as of which both the Time Condition and Performance Condition described in paragraphs (a) and (b) have been satisfied with respect to any Restricted Stock Units shall be referred to as a “Vesting Date.”

3. Termination of Employment. If the Grantee’s Service Relationship with the Company or its Subsidiaries terminates for any reason (including death or disability) either (a) prior to the Performance Condition being satisfied or (b) on or following the Performance Condition being satisfied and prior to the date all Restricted Stock Units vest, then, in either case, any Restricted Stock Units that have not vested in accordance with Section 2 shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units.

4. Receipt of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than March 15 of the year following the year in which such Vesting Date occurs), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Stock Units that have satisfied the Time Condition and Performance Condition pursuant to Section 2 of this Award Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such Shares. Notwithstanding anything herein to the contrary, any Restricted Stock Units that satisfy all or a portion of the Time Condition on or prior to the Performance Condition and vest on the date of the Performance Condition due to Section 2(b)(ii) will be settled to the Grantee in Shares in equal installments on the five consecutive trading days immediately following such event described in Section 2(b)(ii).

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 4 of the Plan. Capitalized terms in this Award Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Tax Withholding. The Grantee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company. The Grantee further acknowledges that the Company (a) make no representations or undertakings regarding the treatment of any tax-related items related to their Award (“Tax-Related Items”) in connection with any aspect of the Restricted Stock Units, including, without limitation, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such issuance, and the receipt of any dividends; and (b) does not commit to and is under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for

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Tax-Related Items or achieve any particular tax result. The Grantee shall not make any claim against the Company or its Board of Directors, officers or employees related to Tax-Related Items arising from this Award or the Grantee’s other compensation. Furthermore, if the Grantee has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Grantee acknowledges that the Company may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, the Grantee will pay or make adequate arrangements satisfactory to the Company to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company or its agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(i) payment by the Grantee to the Company; or

(ii) withholding from the Grantee’s wages or other cash compensation paid to him or her by the Company; or

(iii) withholding from proceeds of the sale of Shares acquired upon vesting and settlement of the Restricted Stock Units, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization); or

(iv) withholding in Shares to be issued upon vesting and settlement of the Restricted Stock Units.

To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, the Grantee is deemed, for tax purposes, to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Grantee’s participation in the Plan.

Finally, the Grantee shall pay to the Company any amount of Tax-Related Items that the Company may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.

7. Section 409A. This Award is intended to exempt from Section 409A of the Code under the “short term deferral” rule to the greatest extent possible, and the Award will be administered and interpreted in accordance with that intent. To the extent that any provision of this Award Agreement is ambiguous as to its exemption from Section 409A of the Code, the provision shall be read in such a manner so that all payments hereunder are exempt from Section 409A of the Code. Solely for purposes of Section 409A of the Code, each issuance of Shares on a Vesting Date shall be considered a separate payment. The Company makes no representation or warranty and shall have no liability to the Grantee or any other person if any provisions of this Award are determined to constitute deferred compensation subject to Section 409A of the Code but do not satisfy an exemption from, or the conditions of, such Section.

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Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with the termination of the Grantee’s Service Relationship (provided that such termination is a “separation from service” within the meaning of Section 409A of the Code, as determined by the Company), other than due to death, and if (x) the Grantee is a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A of the Code if paid to the Grantee on or within the six (6) month period following the termination of the Grantee’s Service Relationship, then the payment of such accelerated RSUs will not be made until the date six (6) months and one (1) day following the date of the termination of the Grantee’s Service Relationship, unless the Grantee dies following the termination of his or her Service Relationship, in which case, the Restricted Stock Units will be paid in Shares to the Grantee’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement to comply with the requirements of Section 409A of the Code so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A of the Code, and any ambiguities herein will be interpreted to so comply.

8. Transfer and Other Restrictions.

(a) Restrictions on Transfer.

(i) Restricted Stock Units. The Restricted Stock Units and any right to receive Shares upon settlement of this Award are non-transferable and may not be subject to any pledge, hypothecation, or other transfer including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) by the Grantee prior to the settlement of the Restricted Stock Unit Award.

(ii) Issued Shares. No Shares issued upon settlement of this Award shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (A) such transfer is in compliance with the terms of this Award Agreement, the Plan, all applicable securities laws (including, without limitation, the Securities Act), and with the terms and conditions of this Section 8, (B) such transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act, and (C) the transferee consents in writing to be bound by the provisions of the Plan and any restrictions in this Award Agreement as may be required by the Administrator. In connection with any proposed transfer, the Administrator may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Administrator, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Securities Act). Any attempted disposition of Shares not in accordance with the terms and conditions of this Section 8 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of Shares.

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(b) Right of First Refusal. In the event that the Grantee desires at any time to sell or otherwise transfer all or any part of the Shares acquired upon settlement of this Award, the Grantee first shall give written notice to the Company of the Grantee’s intention to make such transfer. Such notice shall state the number of Shares which the Grantee proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of such Shares at the price and on the terms offered by the proposed transferee and specified in the notice. The Company or its assigns shall exercise this right by mailing or delivering written notice to the Grantee within the foregoing 30-day period. If the Company or its assigns elect to exercise its purchase rights, the closing for such purchase shall, in any event, take place within 45 days after the receipt by the Company of the initial notice from the Grantee. In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45-day period, the Grantee may, within 60 days thereafter, sell the Offered Shares to the proposed transferee at the same price and on the same terms as specified in the Grantee’s notice. If the Grantee is a party to any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to Shares, (i) the Grantee shall comply with the requirements of such stockholders agreements or other agreements relating to any proposed transfer of the Offered Shares, and (ii) any proposed transferee that purchases Offered Shares shall enter into such stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Offered Shares on the same terms and in the same capacity as the transferring Grantee.

(c) Lockup Provision. The Grantee agrees, if requested by the Company and any underwriter engaged by the Company, not to sell or otherwise transfer or dispose of any Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by him or her for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith. If requested by the underwriter engaged by the Company, each Holder shall execute a separate letter reflecting the agreement set forth in this Section 8(c).

(d) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Shares, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares of the Company’s stock, the restrictions contained in this Section 8 shall apply with equal force to additional and/or substitute securities, if any, received by the Grantee in exchange for, or by virtue of his or her ownership of, Shares.

(e) Legend. Any certificate(s) representing the Shares shall carry substantially the following legend (and with respect to uncertificated stock, the book entries evidencing such shares shall contain the following notation):

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including rights of first refusal and restrictions against transfers) contained in the AppDynamics, Inc. 2008 Stock Plan and any agreement entered into thereunder by and between the company and the holder of this certificate (a copy of which is available at the offices of the company for examination).

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(f) Termination. The terms and provisions of Sections 8(a)(ii)(C) and 8(b) shall terminate upon the closing of the Company’s Initial Public Offering or upon consummation of any Change in Control, in either case as a result of which shares of the Company (or a successor entity) of the same class as the Shares are registered under Section 12 of the Exchange Act and publicly-traded on NASDAQ or any other national security exchange.

9. Miscellaneous Provisions.

(a) Notice. Any notice required by the terms of this Award Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation (or other overnight courier service approved by the Company), with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided to the Company.

(b) Entire Agreement. This Award Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof and supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(c) Governing Law; Choice of Venue. The Award and the provisions of this Award Agreement are governed by and constructed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award or this Award Agreement and/or the Plan, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of the County of San Francisco, California, or the United States federal courts for the Northern District of California, and no other courts, where the grant of the Award is made and/or to be performed.

(d) Severability. The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions nevertheless shall be binding and enforceable.

(e) Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on this Award and on any Shares acquired under the Plan, to the extent that the Company determines that it is necessary or advisable in order to comply with applicable law or facilitate the administration of the Plan, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

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10. Acknowledgements of the Grantee.

(a) Nature of Award. In accepting this Award the Grantee acknowledges, understands, and agrees that:

(i) the Plan is established voluntarily by the Company, is discretionary in nature and may be modified, amended, suspended, or terminated by the Company at any time;

(ii) the grant of this Award is voluntary and occasional and does not create any contractual or other right to receive future Awards, or benefits in lieu of Awards, even if such grants have been made repeatedly in the past;

(iii) all decisions with respect to future Awards, if any, will be at the sole discretion of the Company;

(iv) the Grantee’s participation in the Plan shall not create a right to perform future services for the Company and shall not interfere with the ability of the Company to terminate the Grantee’s Service Relationship at any time;

(v) the Grantee’s participation in the Plan is voluntary;

(vi) this Award and the Shares subject to this Award are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company, and which is outside the scope of the Grantee’s employment or services agreement, if any;

(vii) this Award and the Shares subject to this Award are not intended to replace any pension rights or compensation;

(viii) this Award and the Shares subject to this Award are not part of normal or expected compensation or salary for any purposes, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services to the Company, or any Subsidiary or Affiliate;

(ix) this Award and the Grantee’s participation in the Plan shall not be interpreted to form an employment contract or relationship with the Company, or any Subsidiary or Affiliate;

(x) the future value of the Shares subject to this Award is unknown and cannot be predicted with certainty;

(xi) if the Grantee is issued Shares in settlement of this Award, the value of the Shares acquired may increase or decrease in value;

(xii) no claim or entitlement to compensation or damages shall arise from forfeiture of any portion of this Award resulting from termination of the Grantee’s Service Relationship by the Company (for any reason whatsoever and regardless of whether in breach of applicable labor laws); and, in consideration of the grant of this

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Award, to which the Grantee is not otherwise entitled, the Grantee irrevocably agrees never to institute any claim against the Company, waives his or her ability, if any, to bring any such claim, and releases the Company from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claims;

(xiii) in the event of termination of the Grantee’s Service Relationship (regardless of whether in breach of applicable labor laws), the Grantee’s right to continue to satisfy the Time Condition, if any, will terminate effective as of the date of termination of the Grantee’s active Service Relationship and will not be extended by any notice period mandated under applicable law; the Administrator shall have the exclusive discretion to determine when the Grantee’s active Service Relationship is terminated for purposes of this Award;

(xiv) this Award and the benefits under the Plan, if any, will not transfer automatically to another company in the case of a Sale Event; and

(xv) the Grantee has received and read a copy of the Plan.

(b) No Advice Regarding Award. The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or his or her acquisition or sale of the Shares subject to this Award. The Grantee is solely responsible for taking all appropriate legal advice, notably concerning U.S. and local country tax and social security regulations, when signing this Award Agreement, or selling the Shares acquired upon settlement of the Award, or more generally when making any decision in relation with this Award, this Award Agreement or otherwise under the Plan. The Company does not represent or guaranty that the Grantee may benefit from specific provisions under said regulations and the Grantee shall on his or her own efforts receive proper information in this respect. The Grantee is hereby advised to consult with his or her personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

(c) Restrictions. The Restricted Stock Units and any Shares issuable upon settlement of the Restricted Stock Units shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 6 of the Plan.

(d) Tax Consequences. The Grantee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Grantee’s liability for Tax-Related Items. The Grantee shall not make any claim against the Company or its Board of Directors, officers or employees related to Tax-Related Items arising from this Award or the Grantee’s other compensation.

(e) Electronic Delivery of Documents. The Grantee agrees that the Company may decide, in its sole discretion, to deliver by email or other electronic means any documents relating to the Plan or this Award (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including,

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without limitation, disclosures that may be required by the U.S. Securities and Exchange Commission). The Grantee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Grantee by email.

(f) Investment Intent at Grant. The Grantee represents and agrees that the Shares to be acquired upon settlement of this Award will be acquired for investment, and not with a view to the sale or distribution thereof.

(g) Investment Intent at Settlement. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Grantee shall represent and agree at the time of settlement of this Award resulting in the transfer of Shares that the Shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

11. Definitions.

(a) “Initial Public Offering” means the consummation of the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Company of its equity securities, as a result of or following which the Shares shall be publicly held.

(b) “Service Relationship” means any relationship as an Employee, Director or Consultant.

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By signing below, the Grantee agrees that this Award is granted under, and governed by the terms and conditions of, the Plan. Section 10 of this Award Agreement includes important acknowledgements of the Grantee, each of which are accepted and confirmed by the Grantee’s signature below. Grantee acknowledges and agrees that by clicking the “ACCEPT” button on the Schwab online grant agreement response page, it will act as Grantee’s electronic signature to this Award Agreement, which shall have the same binding effect as a written or hard copy signature and accordingly will constitute Grantee’s acceptance of and agreement with all of the terms and conditions of the Award, as set forth in the Award Agreement and the Plan.

Grantee’s Signature

Grantee’s Name

APPDYNAMICS, INC.

2008 STOCK PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the AppDynamics, Inc. 2008 Stock Plan, as amended and restated (the “Plan”) shall have the same defined meanings in this Restricted Stock Unit Award Agreement (the “Award Agreement”).

I.	NOTICE OF GRANT OF RESTRICTED STOCK UNITS

Name:

Address:

The undersigned individual (the “Participant”) has been granted the right to receive an Award of Restricted Stock Units (the “Award”), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Date of Grant

Vesting Commencement Date

Number of Restricted Stock Units

Expiration Date

Vesting Schedule:

[Vesting Schedule]

In addition to the provisions of the preceding sentence, no vesting shall occur until the earlier of the date of a Change in Control or the first date that Participant would be permitted to sell Company’s securities following an initial public offering of the Company’s stock.

All vesting is subject to the Participant’s continuous status as a Service Provider (as defined in the Plan) to the Company through each such date. Notwithstanding the foregoing (i) if the Participant ceases to be a Service Provider as a result of the Participant’s death or Disability (as defined in the Plan) or (ii) subject to the Participant’s execution and the effectiveness of a standard release of claims in favor of the Company (or its successor) in substantially the form attached to Participant’s employment offer letter with the Company, if the Participant’s employment is terminated by the Company without Cause or by Participant in a Constructive Termination (both as defined in his employment offer letter with the Company) in either event at any time prior to the occurrence of a vesting trigger set out in the preceding paragraph, the second vesting trigger shall be waived and Participant will be vested in the portion of the Restricted Stock Unit that he would have vested in under the first paragraph of this section.

II.	AGREEMENT

1. Grant of Restricted Stock Units. The Company hereby grants to the Participant named in the Notice of Grant of Restricted Stock Units in Part I of this Award Agreement under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.

2. Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share after it vests on the date set forth in Section 6. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 4, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act at the time the Restricted Stock Units are paid to Participant, Participant shall, if required by the Company, concurrently with the receipt of all or any portion of this Restricted Stock Unit Award, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

4. Vesting Schedule. The Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting schedule set forth in the Notice of Grant, subject to Participant continuing to be Service Provider through each applicable vesting date.

5. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 5 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Restricted Stock Unit Award or Shares acquired pursuant to the Restricted Stock Unit Award shall be bound by this Section 5.

6. Payment after Vesting. As soon as practicable following each Vesting Date (but in no event later than the 15th day of the 3rd month following the calendar year during which a Vesting Date occurs), the Company shall issue to the Participant the number of Shares equal to the aggregate number of Restricted Stock Units that have vested under the Vesting Schedule of this Award Agreement on such date and the Participant shall thereafter have all the rights of a stockholder of the Company with respect to such Shares.

7. Tax Consequences. Participant has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

8. Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

9. Tax Withholding. Regardless of any action that the Company takes with respect to any or all income tax, social insurance, payroll tax, payment on account, or other tax-related items related to the Participant’s participation in the Plan and legally applicable to him or her (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company. The Participant further acknowledges that the Company (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, without limitation, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such issuance, and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. The Participant shall not make any claim against the Company or its Board of Directors, officers or employees related to Tax-Related Items arising from this Award or the Participant’s other compensation. Furthermore, if the Participant has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, the Participant will pay or make adequate arrangements satisfactory to the Company to satisfy all Tax-Related Items. In this regard, the Participant authorizes the Company, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(i) payment by the Participant to the Company; or

(ii) withholding from the Participant’s wages or other cash compensation paid to him or her by the Company; or

(iii) withholding from proceeds of the sale of Shares acquired upon vesting and settlement of the Restricted Stock Units, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant’s behalf pursuant to this authorization); or

(iv) withholding in Shares to be issued upon vesting and settlement of the Restricted Stock Units.

To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, the Participant is deemed, for tax purposes, to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Participant’s participation in the Plan.

Finally, the Participant shall pay to the Company any amount of Tax-Related Items that the Company may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

Notwithstanding any provision to the contrary in the Company’s Separation and Release Agreement applicable to the Participant (which appears as an attachment to his employment agreement), if Participant incurs an obligation for Tax-Related Items prior to the occurrence of a Change in Control or initial public offering, at Participant’s request the Company will withhold Shares that would otherwise be issued upon vesting and settlement of the Restricted Stock Units, in an amount necessary to satisfy such Tax-Related Items, but the Company shall not be required to withhold a number of Shares that that would result in liability accounting under the then-applicable accounting standards. Further, if the number of Shares the Company is required to withhold is insufficient to fully satisfy Participant’s tax obligations with respect to the receipt of such Shares then, at Participant’s discretion, the Company will use its best efforts to aid Participant in the sale of any excess Shares in connection with a private financing.

10. Section 409A. This Award is intended to constitute a “short term deferral” for purposes of Section 409A of the Code to the greatest extent possible, and otherwise is intended to comply with Section 409A of the Code, and the Award will be administered and interpreted in accordance with that intent. To the extent that any provision of this Award Agreement is ambiguous as to its exemption from, or compliance with, Section 409A of the Code, the provision shall be read in such a manner so that all payments hereunder are either exempt from, or comply with, Section 409A of the Code. Solely for purposes of Section 409A of the Code, each issuance of Shares on a Vesting Date shall be considered a separate payment. The Company makes no representation or warranty and shall have no liability to the Participant or any other person if any provisions of this Award are determined to constitute deferred compensation subject to Section 409A of the Code but do not satisfy an exemption from, or the conditions of, such Section.

11. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant which shall be done as provided in Section 6. After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

12. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK UNIT AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

13. Grant is Not Transferable. Except to the limited extent provided in Section 8 and 14(f), this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

14. Company’s Right of First Refusal. Subject to Section 13 any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 14 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Right of First Refusal Price”) for the Shares purchased by the Company or its assignee(s) under this Section 14 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

(d) Payment. Payment of the Right of First Refusal Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 14, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 14 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 14 notwithstanding, the transfer of any or all of the Shares during Participant’s lifetime or on Participant’s death by will or intestacy to Participant’s immediate family or a trust for the benefit of Participant’s immediate family shall be exempt from the provisions of this Section 14. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Award Agreement, including but not limited to this Section 14, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 14.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

15. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

16. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at AppDynamics, Inc., 302 2nd Street, North Tower, 8th Floor, San Francisco, CA 94107, or at such other address as the Company may hereafter designate in writing.

17. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

18. No Waiver. Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

19. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

20. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

21. Interpretation. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations shall be made by the Administrator in good faith. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

22. Modifications to the Agreement. This Award Agreement and the terms of the offer letter between Participant and the Company dated [•] constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

23. Governing Law; Severability. This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.

24. Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Award Agreement (including the exhibits referenced herein) and the terms of the offer letter between Participant and the Company dated [•] constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below

PARTICIPANT:	APPDYNAMICS, INC.

Signature	By

Print Name	Title:

Residence Address:

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	APPDYNAMICS, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the receipt of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Stock Award to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Restricted Stock Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

APPDYNAMICS, INC.

2008 STOCK PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the AppDynamics, Inc. 2008 Stock Plan, as amended and restated (the “Plan”) shall have the same defined meanings in this Restricted Stock Unit Award Agreement (the “Award Agreement”).

I.	NOTICE OF GRANT OF RESTRICTED STOCK UNITS

Name:

Address:

The undersigned individual (the “Participant”) has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Date of Grant

Vesting Commencement Date

Number of Restricted Stock Units

Vesting Schedule:

Subject to any acceleration provisions contained in the Plan or set forth below, the Restricted Stock Units will vest in accordance with the following schedule:

[Vesting Schedule]

Except as provided in Section 4, in the event Participant ceases to be a full-time Employee for any or no reason before Participant vests in all of the Restricted Stock Units, the unvested Restricted Stock Units and Participant’s right to receive Shares related to such unvested Restricted Stock Units hereunder will immediately terminate.

II.	AGREEMENT

1. Grant of Restricted Stock Units. The Company hereby grants to the Participant named in the Notice of Grant of Restricted Stock Units in Part I of this Award Agreement under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.

2. Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share after it vests on the date set forth in Section 6. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 4, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act at the time the Restricted Stock Units are paid to Participant, Participant shall, if required by the Company, concurrently with the receipt of all or any portion of this Restricted Stock Unit Award, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

4. Vesting Schedule. Except as provided in Section 6, and subject to Section 7, the Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting schedule set forth in the Notice of Grant, subject to Participant continuing to be a full-time Employee through each applicable vesting date. Notwithstanding the foregoing, (a) in the event that the Participant’s status as a full-time Employee is terminated by the Company without Cause (as defined in the Restated Offer Letter) outside of a Change in Control, then the number of Restricted Stock Units that are vested as of the date of such termination shall be calculated as if the Participant had completed an additional six months of continuing status as a full-time Employee; or (b) in the event that the Participant’s status as a full-time Employee is terminated by the Company without Cause or the Participant terminates his status as a full-time Employee with the Company as the result of a Constructive Termination (as defined in the Restated Offer Letter), in either case, immediately prior to, at the time of, or any time after, a Change in Control, then 100% of the Restricted Stock Units awarded by this Award Agreement and outstanding at such time shall become vested as of the date of such termination.

5. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the

Securities Act. The obligations described in this Section 5 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Restricted Stock Unit Award or Shares acquired pursuant to the Restricted Stock Unit Award shall be bound by this Section 5.

6. Deferred Delivery; Payment after Vesting. Subject to Section 10, any Restricted Stock Units that vest will be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares. The payment of Shares for vested Restricted Stock Units shall be deferred until the earlier of (a) the date of a Change in Control and (b) June 30, 2017 (the “Payment Date”). Within 30 days following the Payment Date, all Restricted Stock Units that are vested as of such Payment Date shall be paid to the Participant. To the extent any Restricted Stock Units remain unvested as of the Payment Date, such unvested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period ending no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year, or if later, the end of the Company’s tax year, in either case that includes the vesting date. In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.

Notwithstanding anything in the Plan or this Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the RSUs is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated RSUs will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination as a Service Provider, then the payment of such accelerated RSUs will not be made until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless the Participant dies following his or her termination as a Service Provider, in which case, the RSUs will be paid in Shares to the Participant’s estate as soon as practicable following his or her death. It is the intent of this Agreement to comply with the requirements of Section 409A so that none of the RSUs provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. For purposes of this Award Agreement, “Section 409A” means Section 409A of the Code, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

7. Forfeiture Upon Termination as a Full-Time Employee. Other than as provided in Section 4, if Participant ceases to be a full-time Employee for any or no reason, the then-unvested Restricted Stock Units awarded by this Award Agreement will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereunder.

8. Tax Consequences. Participant has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

9. Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

10. Tax Withholding. Pursuant to such procedures as the Administrator may specify from time to time, the Company shall withhold the minimum amount required to be withheld for the payment of income, employment and other taxes which the Company determines must be withheld (the “Withholding Taxes”). The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Withholding Taxes, in whole or in part (without limitation) by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the amount of such Withholding Taxes, (c) withholding the amount of such Withholding Taxes from Participant’s paycheck(s), (d) delivering to the Company already vested and owned Shares having a Fair Market Value equal to such Withholding Taxes, or (d) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount of the Withholding Taxes. To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of such Withholding Taxes hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 4 or 6, Participant will permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and the Restricted Stock Units will be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may refuse to deliver the Shares if such Withholding Taxes are not delivered at the time they are due.

11. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant which shall be done as provided in Section 6. After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

12. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK UNIT AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

13. Grant is Not Transferable. Except to the limited extent provided in Section 9 and 14(f), this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

14. Company’s Right of First Refusal. Subject to Section 13 any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 14 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Right of First Refusal Price”) for the Shares purchased by the Company or its assignee(s) under this Section 14 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

(d) Payment. Payment of the Right of First Refusal Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 14, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 14 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 14 notwithstanding, the transfer of any or all of the Shares during Participant’s lifetime or on Participant’s death by will or intestacy to Participant’s immediate family or a trust for the benefit of Participant’s immediate family shall be exempt from the provisions of this Section 14. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Award Agreement, including but not limited to this Section 14, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 14.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

15. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

16. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at AppDynamics, Inc., 302 2nd Street, North Tower, 8th Floor, San Francisco, CA 94107, or at such other address as the Company may hereafter designate in writing.

17. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

18. No Waiver. Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

19. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

20. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

21. Interpretation. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations shall be made by the Administrator in good faith. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

22. Modifications to the Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

23. Governing Law; Severability. This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.

24. Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Award Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below

PARTICIPANT:	APPDYNAMICS, INC.

Signature	By

Print Name	Title

Residence Address:

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	APPDYNAMICS, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the receipt of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Stock Award to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Restricted Stock Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

THE AWARD GRANTED PURSUANT TO THIS AWARD AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-U.S. GRANTEES

UNDER THE APPDYNAMICS, INC.

(FORMERLY SINGULARITY TECHNOLOGIES, INC.)

2008 STOCK PLAN

Name of Grantee:

No. of Restricted Stock Units Granted:

Grant Date:

Vesting Commencement Date:

Expiration Date:

Pursuant to the AppDynamics, Inc. (formerly Singularity Technologies, Inc.) 2008 Stock Plan as amended through the date hereof (the “Plan”) and the terms and conditions set forth in this Restricted Stock Unit Award Agreement for Non-U.S. Grantees, including any special terms and conditions for the Grantee’s country in the appendix attached hereto (the “Appendix”) (collectively, this “Award Agreement”), AppDynamics, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share (a “Share”) of Common Stock (the “Stock”) of the Company.

1. Restrictions on Transfer of Award. The Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and, subject to the restrictions contained in this Award Agreement and the Plan, Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Section 2 of this Award Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Award Agreement.

2. Conditions and Vesting of Restricted Stock Units. The Restricted Stock Units are subject to both a time-based condition (the “Time Condition”) and performance-based vesting (the “Performance Condition”) described in paragraphs (a) and (b) below, both of which must be satisfied prior to the Expiration Date specified above in order for the Restricted Stock Units to be settled in accordance with Section 4.

(a) Time Condition. Subject to the Performance Condition described in paragraph (b) below, [vest schedule]; provided that the Grantee continues to have a Service Relationship with the Company, a Parent or a Subsidiary through each applicable vesting date.

(b) Performance Condition. Subject to the Time Condition described in paragraph (a) above, the Restricted Stock Units shall only satisfy the Performance Condition on the first to occur of (i) a Change in Control or (ii) the first date following the expiration of all lockup and blackout periods following the Company’s Initial Public Offering, in either case, prior to the Expiration Date, and subject to the Grantee continuing to have a Service Relationship through the satisfaction of the Performance Condition. For the avoidance of doubt, no Restricted Stock Units will vest hereunder until the Performance Condition occurs, at which time any Restricted Stock Units that otherwise would be vested under paragraph (a) will immediately vest and any Restricted Stock Units not otherwise vested under paragraph (a) will vest in accordance with the schedule set forth in paragraph (a).

(c) Vesting Date. Each date as of which both the Time Condition and Performance Condition described in paragraphs (a) and (b) have been satisfied with respect to any Restricted Stock Units shall be referred to as a “Vesting Date.”

3. Termination of Employment. If the Grantee’s Service Relationship terminates for any reason (including death or disability) either (a) prior to the Performance Condition being satisfied or (b) on or following the Performance Condition being satisfied and prior to the date all Restricted Stock Units vest, then, in either case, any Restricted Stock Units that have not vested in accordance with Section 2 shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units.

For purposes of this Award, the Grantee’s Service Relationship will be considered terminated as of the date the Grantee is no longer actively providing services to the Company, a Parent or any Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of Applicable Laws in the jurisdiction where the Grantee is employed or retained or the terms of the Grantee’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement or determined by the Company, the Grantee’s right to vest in the Award, if any, will terminate effective as of such date and will not be extended by any notice period (e.g., the Grantee’s period of Service Relationship would not include any contractual notice period or any period of “garden leave” or similar period mandated under the Applicable Laws in the jurisdiction where the Grantee is employed or retained or the terms of the Grantee’s employment or service agreement, if any); the Administrator shall have the exclusive discretion to determine when the Grantee’s Service Relationship is terminated for purposes of this Award (including whether the Grantee may still be considered to be providing services while on an approved leave of absence).

4. Receipt of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than March 15 of the year following the year in which such Vesting Date occurs), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Stock Units that have satisfied the Time Condition and Performance Condition pursuant to Section 2 of this Award Agreement on such date and the Grantee shall

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thereafter have all the rights of a stockholder of the Company with respect to such Shares. Notwithstanding anything herein to the contrary, any Restricted Stock Units that satisfy all or a portion of the Time Condition on or prior to the Performance Condition and vest on the date the Performance Condition is satisfied due to Section 2(b)(ii) will be settled to the Grantee in Shares in equal installments on the five consecutive trading days immediately following such event described in Section 2(b)(ii).

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 4 of the Plan. Capitalized terms in this Award Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Tax Withholding. The Grantee acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary with whom the Grantee has a Service Relationship (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. The Grantee further acknowledges that the Company and/or the Service Recipient (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalents; and (b) do not commit to and are under no obligation to structure the terms of this Award or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. The Grantee shall not make any claim against the Company, the Service Recipient or any other Parent or Subsidiary, or their respective board, officers or Employees related to Tax-Related Items arising from this Award. Furthermore, if the Grantee has become subject to tax in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Service Recipient (or former service recipient , as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, the Grantee will pay or make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy their withholding obligations with regard to all Tax-Related Items by one or a combination of the following:

(i) withholding from the Grantee’s wages or other cash compensation paid to him or her by the Company and/or the Service Recipient; or

(ii) withholding from proceeds of the sale of Shares acquired upon settlement of the Restricted Stock Units, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization); or

(iii) withholding in Shares to be issued upon vesting and settlement of the Restricted Stock Units.

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To avoid negative accounting treatment, depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case the Grantee will receive a refund of any over-withheld amount in cash and will have no entitlement to the Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, the Grantee is deemed, for tax purposes, to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items.

Finally, the Grantee shall pay to the Company and/or the Service Recipient any amount of Tax-Related Items that the Company and/or the Service Recipient may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.

7. Section 409A. This Award is intended to exempt from Section 409A of the Code under the “short term deferral” rule to the greatest extent possible, and this Award will be administered and interpreted in accordance with that intent. To the extent that any provision of this Award Agreement is ambiguous as to its exemption from Section 409A of the Code, the provision shall be read in such a manner so that all payments hereunder are exempt from Section 409A of the Code. Solely for purposes of Section 409A of the Code, each issuance of Shares on a Vesting Date shall be considered a separate payment. The Company makes no representation or warranty and shall have no liability to the Grantee or any other person if any provisions of this Award are determined to constitute deferred compensation subject to Section 409A of the Code but do not satisfy an exemption from, or the conditions of, such section.

If the Grantee is a U.S. taxpayer, notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with the termination of the Grantee’s Service Relationship (provided that such termination is a “separation from service” within the meaning of Section 409A of the Code, as determined by the Company), other than due to death, and if (x) the Grantee is a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A of the Code if paid to the Grantee on or within the six (6) month period following the termination of the Grantee’s Service Relationship, then the payment of such accelerated RSUs will not be made until the date six (6) months and one (1) day following the date of the termination of the Grantee’s Service Relationship, unless the Grantee dies following the termination of his or her Service Relationship, in which case the Restricted Stock Units will be paid in Shares to the Grantee’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement to comply with the requirements of Section 409A of the Code so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A of the Code, and any ambiguities herein will be interpreted to so comply.

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8. Transfer and Other Restrictions.

(a) Restrictions on Transfer.

(i) Restricted Stock Units. The Restricted Stock Units and any right to receive Shares upon settlement of this Award are non-transferable and may not be subject to any pledge, hypothecation, or other transfer including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) by the Grantee prior to the settlement of the Restricted Stock Unit Award.

(ii) Issued Shares. No Shares issued upon settlement of this Award shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (A) such transfer is in compliance with the terms of this Award Agreement, the Plan, all Applicable Laws (including, without limitation, the Securities Act), and with the terms and conditions of this Section 8, (B) such transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act, and (C) the transferee consents in writing to be bound by the provisions of the Plan and any restrictions in this Award Agreement as may be required by the Administrator. In connection with any proposed transfer, the Administrator may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Administrator, that such transfer is in compliance with all Applicable Laws (including, without limitation, the Securities Act). Any attempted disposition of Shares not in accordance with the terms and conditions of this Section 8 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of Shares.

(b) Right of First Refusal. In the event that the Grantee desires at any time to sell or otherwise transfer all or any part of the Shares acquired upon settlement of this Award, the Grantee first shall give written notice to the Company of the Grantee’s intention to make such transfer. Such notice shall state the number of Shares which the Grantee proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of such Shares at the price and on the terms offered by the proposed transferee and specified in the notice. The Company or its assigns shall exercise this right by mailing or delivering written notice to the Grantee within the foregoing 30-day period. If the Company or its assigns elect to exercise its purchase rights, the closing for such purchase shall, in any event, take place within 45 days after the receipt by the Company of the initial notice from the Grantee. In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45-day period, the Grantee may, within 60 days thereafter, sell the Offered Shares to the proposed transferee at the same price and on the same terms as specified in the Grantee’s notice. If the Grantee is a party to any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to Shares, (i) the Grantee shall comply with the requirements of such stockholders agreements or other agreements relating to any proposed transfer of the

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Offered Shares, and (ii) any proposed transferee that purchases Offered Shares shall enter into such stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Offered Shares on the same terms and in the same capacity as the transferring Grantee.

(c) Lockup Provision. The Grantee agrees, if requested by the Company and any underwriter engaged by the Company, not to sell or otherwise transfer or dispose of any Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by him or her for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith. If requested by the underwriter engaged by the Company, the Grantee shall execute a separate letter reflecting the agreement set forth in this Section 8(c).

(d) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Shares, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares of the Company’s stock, the restrictions contained in this Section 8 shall apply with equal force to additional and/or substitute securities, if any, received by the Grantee in exchange for, or by virtue of his or her ownership of, Shares.

(e) Legend. Any certificate(s) representing the Shares shall carry substantially the following legend (and with respect to uncertificated stock, the book entries evidencing such Shares shall contain the following notation):

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including rights of first refusal and restrictions against transfers) contained in the AppDynamics, Inc. 2008 Stock Plan and any agreement entered into thereunder by and between the company and the holder of this certificate (a copy of which is available at the offices of the company for examination).

(f) Termination. The terms and provisions of Sections 8(a)(ii)(C) and 8(b) shall terminate upon the closing of the Company’s Initial Public Offering or upon consummation of any Change in Control, in either case as a result of which shares of the Company (or a successor entity) of the same class as the Shares are registered under Section 12 of the Exchange Act and publicly-traded on NASDAQ or any other national security exchange.

9. Miscellaneous Provisions.

(a) Notice. Any notice required by the terms of this Award Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service or a comparable foreign postal service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation (or other overnight courier service approved by the Company), with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided to the Company.

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(b) Compliance with Law. Notwithstanding any other provision of the Plan or this Award Agreement, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the Shares, the Company shall not be required to deliver any Shares issuable upon settlement of the Restricted Stock Units prior to the completion of any registration or qualification of the Shares under Applicable Laws or under rulings or regulations of the U.S. Securities and Exchange Commission (the “SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. The Grantee understands that the Company is under no obligation to register or qualify the Shares with the SEC or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, the Grantee agrees that the Company shall have unilateral authority to amend the Plan and this Award Agreement without the Grantee’s consent to the extent necessary to comply with Applicable Laws.

(c) Language. If the Grantee has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

(d) Appendix. Notwithstanding any provisions in this Award Agreement, this Award shall be subject to any special terms and conditions set forth in any Appendix to this Award Agreement for the Grantee’s country. Moreover, if the Grantee relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Award Agreement.

(e) Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Award Agreement shall not operate or be construed as a waiver of any other provision of this Award Agreement, or of any subsequent breach by the Grantee or any other grantees.

(f) Entire Agreement. This Award Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof and supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(g) Governing Law; Choice of Venue. The Award and the provisions of this Award Agreement are governed by and constructed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award or this Award Agreement and/or the Plan, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of the City and County of San Francisco, California, or the United States federal courts for the Northern District of California, and no other courts, where the grant of this Award is made and/or to be performed.

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(h) Severability. The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions nevertheless shall be binding and enforceable.

(i) Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on this Award and on any Shares acquired under the Plan, to the extent that the Company determines that it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

10. Acknowledgements of the Grantee.

(a) Nature of Award. In accepting this Award, the Grantee acknowledges, understands, and agrees that:

(i) the Plan is established voluntarily by the Company, is discretionary in nature and may be modified, amended, suspended, or terminated by the Company at any time, to the extent permitted by the Plan;

(ii) this Award is voluntary and occasional and does not create any contractual or other right to receive future Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;

(iii) all decisions with respect to future Restricted Stock Units or other Awards, if any, will be at the sole discretion of the Company;

(iv) this Award and the Grantee’s participation in the Plan shall not create a right to, or be interpreted as forming, a Service Relationship and shall not interfere with the ability of the Company, the Service Recipient or any other Subsidiary to terminate the Grantee’s Service Relationship (if any) at any time;

(v) the Grantee’s participation in the Plan is voluntary;

(vi) this Award and the Shares subject to this Award, and the income and value of same, are not intended to replace any pension rights or compensation;

(vii) this Award and the Shares subject to this Award, and the income and value of same, are not part of normal or expected compensation or salary for any purposes, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(viii) the future value of the Shares subject to this Award is unknown and cannot be predicted with certainty;

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(ix) unless otherwise agreed with the Company, this Award and the Shares acquired under the Plan, and the income and value of same, are not granted as consideration for, or in connection with, the service the Grantee may provide as a director of a Parent or Subsidiary;

(x) no claim or entitlement to compensation or damages shall arise from forfeiture of any portion of this Award resulting from termination of the Grantee’s Service Relationship (for any reason whatsoever and regardless of whether later found to be invalid or in breach of Applicable Laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment or service agreement, if any), and, in consideration of this Award to which the Grantee is not otherwise entitled, the Grantee irrevocably agrees never to institute any claim against the Company, the Service Recipient, any Parent and any other Subsidiaries, waives his or her ability, if any, to bring any such claim, and releases the Company, the Service Recipient, any Parent and all other Subsidiaries from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claims;

(xi) unless otherwise provided in the Plan or by the Company in its discretion, this Award and the benefits under the Plan evidenced by this Award Agreement do not create any entitlement to have this Award or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Stock; and

(xii) neither Company, the Service Recipient, any Parent nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to the Grantee pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.

(b) Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Award Agreement and any other grant materials by and among, as applicable, the Company, the Service Recipient, any Parent and any other Subsidiary for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.

The Grantee understands that the Company and the Service Recipient may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

9

The Grantee understands that Data will be transferred to the stock plan service provider as may be designated by the Company from time to time, which is assisting the Company with the implementation, administration and management of the Plan. The Grantee understands that the recipients of Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that the Grantee may request a list with the names and addresses of any potential recipients of Data by contacting the Grantee’s local human resources representative. The Grantee authorizes the Company, the designated broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that the Grantee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Grantee’s local human resources representative. Further, the Grantee understands that the Grantee is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke the Grantee’s consent, the Grantee’s Service Relationship and career with the Service Recipient will not be adversely affected; the only adverse consequence of refusing or withdrawing the Grantee’s consent is that the Company would not be able to grant the Grantee this Award or other equity awards or administer or maintain such awards. Therefore, the Grantee understands that refusing or withdrawing the Grantee’s consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that the Grantee may contact the Grantee’s local human resources representative.

(c) No Advice Regarding Award. The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or his or her acquisition or sale of the Shares subject to this Award. The Grantee is solely responsible for taking all appropriate legal advice, notably concerning U.S. and local country tax and social security regulations, when signing this Award Agreement, or selling the Shares acquired upon settlement of the Award, or more generally when making any decision in relation with this Award, this Award Agreement or otherwise under the Plan. The Company does not represent or guarantee that the Grantee may benefit from specific provisions under said regulations and the Grantee shall on his or her own efforts receive proper information in this respect. The Grantee is hereby advised to consult with his or her personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

(d) Restrictions. The Restricted Stock Units and any Shares issuable upon settlement of the Restricted Stock Units shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 8 above.

(e) Tax Consequences. The Grantee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Grantee’s liability for Tax-Related Items. The Grantee shall not make any claim against the Company, the Service Recipient, any Parent or any other Subsidiary, or their respective board, officers or Employees, related to Tax-Related Items arising from this Award.

10

(f) Electronic Delivery and Acceptance of Documents. The Grantee agrees that the Company may decide, in its sole discretion, to deliver by email or other electronic means any documents relating to the Plan or this Award (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the SEC). The Grantee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party designated by the Company. If the Company posts these documents on a website, it shall notify the Grantee by email. Further, the Grantee agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or by a third party designated by the Company.

(g) Insider Trading Restrictions/Market Abuse Laws. The Grantee acknowledges that the Grantee may be subject to insider trading restrictions and/or market abuse laws, which may affect his or her ability to acquire or sell Shares or rights to Shares under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by Applicable Laws in his or her country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Grantee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and that the Grantee should speak to his or her personal advisor on this matter.

(h) Investment Intent at Grant. The Grantee represents and agrees that the Shares to be acquired upon settlement of this Award will be acquired for investment, and not with a view to the sale or distribution thereof.

(i) Investment Intent at Settlement. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Grantee shall represent and agree at the time of settlement of this Award resulting in the transfer of Shares that the Shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

11. Definitions.

(a) “Initial Public Offering” means the consummation of the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Company of its equity securities, as a result of or following which the Shares shall be publicly held.

(b) “Service Relationship” means any relationship as an Employee, Director or Consultant.

11

Executed by the Company’s duly authorized officer.

APPDYNAMICS, INC.

By:
Name:
Title:

By signing below, the Grantee agrees that this Award is granted under, and governed by the terms and conditions of, the Plan. Section 10 of this Award Agreement includes important acknowledgements of the Grantee, each of which are accepted and confirmed by the Grantee’s signature below.

Grantee’s Signature

Grantee’s Name

APPENDIX

TO

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-U.S. GRANTEES

Capitalized terms, unless explicitly defined in this Appendix, shall have the meanings given to them in the Restricted Stock Unit Award Agreement for Non-U.S. Grantees or in the Plan.

Terms and Conditions

This Appendix includes special terms and conditions that govern this Award if the Grantee resides and/or works in one of the countries listed below. If the Grantee is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which the Grantee is currently residing and/or working, or if the Grantee transfers to another country after the grant of this Award, the Administrator shall, in its discretion, determine to what extent the special terms and conditions contained herein shall be applicable to the Grantee.

Notifications

This Appendix also includes information regarding securities, exchange control, tax and certain other issues of which the Grantee should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control, tax and other laws in effect in the respective countries as of April 2015. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Grantee not rely on the information contained herein as the only source of information relating to the consequences of his or her participation in the Plan because the information may be out of date at the time the Grantee vests in the Restricted Stock Units or at the time the Grantee sells any Shares acquired under the Plan. In addition, the information is general in nature and may not apply to the Grantee’s particular situation, and the Company is not in a position to assure the Grantee of any particular result. Therefore, the Grantee is advised to seek appropriate professional advice as to how the relevant laws in his or her country may apply to the Grantee’s individual situation.

If the Grantee is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which the Grantee is currently residing and/or working, or if the Grantee transfers to another country after the grant of the Restricted Stock Units, the information contained herein may not be applicable to the Grantee in the same manner.

AUSTRALIA

Notifications

Securities Law Information. If the Grantee acquires Shares under the Plan and offers such Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. The Grantee is advised to obtain legal advice regarding the disclosure obligations prior to making any such offer.

Exchange Control Information. Exchange control reporting is required for cash transactions exceeding AUD10,000 and for international fund transfers. If an Australian bank is assisting with the transaction, the bank will file the report on behalf of the Grantee.

BELGIUM

Notifications

Foreign Asset/Account Reporting Information. Belgian residents are required to report any securities held (including Shares acquired under the Plan) or bank accounts opened outside of Belgium in their annual tax return. In a separate report, Belgian residents are also required to provide the National Bank of Belgium with the account details of any such foreign accounts. The Grantee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.

BRAZIL

Terms and Conditions

Compliance with Law. In accepting this Award, the Grantee agrees to comply with all applicable Brazilian laws and report and pay any and all applicable taxes associated with the vesting and settlement of the Restricted Stock Units, the sale of any Shares acquired under the Plan, and the receipt of any dividends.

Notifications

Exchange Control Information. Brazilian residents are required to submit annually a declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights is equal to or greater than US$100,000. Assets and rights that must be reported include Shares acquired under the Plan.

Tax on Financial Transaction (IOF). Cross-border financial transactions relating to the Restricted Stock Units may be subject to the IOF (tax on financial transactions). The Grantee should consult with his or her personal tax advisor for additional details.

CANADA

Terms and Conditions

Receipt of Shares of Stock. The following provision supplements Section 4 of the Restricted Stock Unit Award Agreement for Non-U.S. Grantees:

Notwithstanding anything to the contrary in the Award Agreement or the Plan, the Restricted Stock Units will be settled in Shares only, not cash.

Termination of Employment. The following provision replaces the second paragraph of Section 3 of the Restricted Stock Unit Award Agreement for Non-U.S. Grantees:

For purposes of this Award, the Grantee’s Service Relationship will be considered terminated (regardless of the reason for such termination and whether or not later found to be invalid or in breach of Applicable Laws in the jurisdiction where the Grantee is employed or retained or the terms of the Grantee’s employment or service agreement, if any), as of the earlier of (a) the date on which the Grantee’s Service Relationship is terminated; (b) the date on which the Grantee receives a written notice of termination of the Service Relationship; or (c) the date on which the Grantee is no longer actively providing services to the Company, the Service Recipient or any other Parent or Subsidiary, regardless of any notice period or period of pay in lieu of notice required under Applicable Laws in the country where the Grantee resides (including, without limitation, statutory law, regulatory law, and/or common law); the Administrator shall have the exclusive discretion to determine when the Grantee’s Service Relationship is terminated for purposes of this Award (including whether the Grantee may still be considered to be providing services while on an approved leave of absence).

The following provisions will apply if the Grantee is a resident of Quebec:

Language Consent. The parties acknowledge that it is their express wish that the Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir expressemente souhaité que la convention [Award Agreement], ainsi que de tous les documents, avis donnés et procédures judiciaries executés donnés ou intentés en vertu de, ou lié, directement ou indirectement, relativement à la présente convention, so ient rediges en langue anglaise.

Data Privacy. The following provision supplements Section 10(b) of the Restricted Stock Unit Award Agreement for Non-U.S. Grantees:

The Grantee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. The Grantee further authorizes the Company, the Service Recipient and any other Parent or Subsidiary to disclose and discuss such information with their advisors. The Grantee further authorizes the Company, the Service Recipient and any other Parent or Subsidiary to record such information and to keep such information in the Grantee’s employment file.

Notifications

Securities Law Information. The sale or other disposal of Shares acquired under the Plan should take place through the designated broker outside of Canada through the facilities of a stock exchange on which the Stock is listed.

Foreign Asset/Account Reporting Information. If the total value of the Grantee’s foreign property (including cash held outside of Canada or Shares) exceeds C$100,000 at any time during the year, the Grantee must report all of his or her foreign property on Form T1135 (Foreign Income Verification Statement) by April 30 of the following year. Foreign property may also include the Grantee’s unvested Restricted Stock Units. The Grantee should consult with his or her personal tax advisor to determine his or her reporting obligations.

CHINA

Terms and Conditions

The following Terms and Conditions apply to the Grantee if the Grantee is subject to the exchange control restrictions and regulations in the People’s Republic of China (“China” or the “PRC”), including the requirements imposed by the State Administration of Foreign Exchange (“SAFE”), as determined by the Company in its sole discretion.

Conditions and Vesting of Restricted Stock Units. The following provision supplements Section 2 of the Restricted Stock Unit Award Agreement for Non-U.S. Grantees:

The Restricted Stock Units shall not vest unless and until the Company, the Service Recipient or any other Parent or Subsidiary in China receives all necessary approvals from the SAFE or its local counterpart under the Implementing Rules of the Measures for Administration of Foreign Exchange of Individuals to offer such Awards in China. Once SAFE approval has been received and provided the Grantee continues to be a Service Provider, the Grantee will receive vesting credit for that portion of the Restricted Stock Units that would have vested prior to obtaining SAFE approval, if applicable, and the remaining portion of the Restricted Stock Units will vest in accordance with the Award Agreement. If the Grantee ceases to be a Service Provider prior to the receipt of SAFE approval, any unvested Restricted Stock Units will be forfeited.

Sale of Shares. The following provision supplements Section 8(a)(ii) of the Restricted Stock Unit Award Agreement for Non-U.S. Grantees:

Due to local regulatory requirements, upon the vesting of the Restricted Stock Units, the Grantee agrees that the Company has the discretion to sell any Shares issued pursuant to the Restricted Stock Units, either immediately upon vesting or at a later date. The Grantee further agrees that the Company is authorized to instruct its designated broker to assist with the mandatory sale of such Shares (on the Grantee’s behalf pursuant to this authorization) and the Grantee expressly authorizes the Company’s designated broker to complete the sale of such Shares. The Grantee acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, the Company agrees to pay the Grantee the cash proceeds from the sale of the Shares, less any brokerage fees or commissions and subject to any obligation to satisfy any Tax-Related Items. The Grantee understands that the proceeds from the sale of Shares may need to be repatriated to China pursuant to the below provision, and the Grantee agrees to comply with all requirements the Company may impose in order to facilitate compliance with exchange control requirements in China prior to receipt of the cash proceeds. The Grantee acknowledges that the Grantee is not aware of any material nonpublic information with respect to the Company or any securities of the Company as of the date of the Award Agreement.

Exchange Control Requirements. The Grantee understands and agrees that, pursuant to local exchange control requirements, the Grantee will be required to repatriate the cash proceeds from the sale of the Shares and the receipt of any dividends to China. The Grantee further understands that, under Applicable Laws, such repatriation of the cash proceeds may need to be effectuated through a special exchange control account established by the Company, the Service Recipient or another Parent or Subsidiary, and the Grantee hereby consents and agrees that any proceeds may be transferred to such special account prior to being delivered to the Grantee.

The Grantee also understands that the Company will deliver the proceeds to the Grantee as soon as possible, but there may be delays in distributing the funds to the Grantee due to exchange control requirements in China. Proceeds will be paid to the Grantee in U.S. dollars or in local currency. If proceeds are paid in U.S. dollars the Grantee will be required to set up a U.S. dollar bank account in China so that the proceeds may be deposited into this account.

The Grantee further agrees to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China.

Notifications

Exchange Control Information. Chinese residents may be required to report to SAFE all details of their foreign financial assets and liabilities (including Shares acquired under the Plan), as well as details of any economic transactions conducted with non-PRC residents.

DENMARK

Terms and Conditions

Danish Stock Option Act. By accepting this Award, the Grantee acknowledges that he or she has received the Employer Statement translated into Danish, which is being provided to comply with the Danish Stock Option Act.

Notifications

Tax Reporting Information. If the Grantee holds Shares acquired under the Plan in a brokerage account with a broker or bank outside Denmark, the Grantee is required to inform the Danish Tax Administration about the account. For this purpose, the Grantee must file a Form V (Erklaering V) with the Danish Tax Administration. The Form V must be signed by the Grantee and may be signed by the applicable broker or bank where the account is held. In the likely event that the broker or bank does not sign the Form V, the Grantee is solely responsible for providing certain details regarding the foreign brokerage account and the Shares in the account to the Danish Tax Administration as part of his or her income tax return. By signing the Form V, the Grantee authorizes the Danish Tax Administration to examine the account.

In addition, if the Grantee opens a deposit account or a brokerage account for the purpose of holding cash outside of Denmark, the bank or brokerage account, as applicable, will be treated as a deposit account because cash can be held in the account. Therefore, the Grantee must also file a Form K (Erklaering K) with the Danish Tax Administration. Both the Grantee and the applicable financial institution (the bank or broker, as applicable) must sign the Form K. By signing the Form K, the bank or broker, as applicable, undertakes an obligation, without further request each year, not later than on February 1 of the year following the calendar year to which the information relates, to forward certain information to the Danish Tax Administration concerning the content of the deposit account. The Danish Tax Administration may grant an exemption for the broker or bank’s requirement to sign Form K if the foreign broker or bank does not wish to or, pursuant to the laws of the relevant country, is not allowed to assume such obligation to report, the Grantee acknowledges that he or she is solely responsible for providing certain details regarding the foreign brokerage or bank account to the Danish Tax Administration as part of the Grantee’s annual income tax return. By signing Form K, the Grantee at the same time authorizes the Danish Tax Administration to examine the account.

Foreign Asset/Account Reporting Information. If the Grantee establishes an account holding Shares or cash outside of Denmark, the Grantee must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank. Please note that these obligations are separate from and in addition to the obligations described above. The Grantee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.

FRANCE

Terms and Conditions

Language. By accepting this Award, the Grantee confirms having read and understood the Award Agreement and the Plan, including all terms and conditions included therein, which were provided in the English language and the Grantee accepts the terms of those documents accordingly.

Langue utilisée. En acceptant l’Option d’Achat d’Actions, le Participant Bénéficiaire confirme avoir lu et compris la présente Annexe, le Contrat d’Attribution d’Options d’Achat d’Actions et le Plan, en ce compris tous les termes et conditions de ces documents, qui ont été fournis en langue anglaise, et le Participant Bénéficiaire accepte les dispositions de ces documents en connaissance de cause.

Notifications

Foreign Asset/Account Reporting Information. French residents are required to report all foreign accounts (whether open, current or closed) to the French tax authorities when filing their annual tax returns. The Grantee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.

GERMANY

Notifications

Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If the Grantee makes or receives a cross-border payment in excess of €12,500 in connection with the vesting of the Restricted Stock Units, the sale of Shares acquired under the Plan or the receipt of dividends paid on such Shares, the report must be made by the fifth day of the month following the month in which the payment was received. The report must be filed electronically. The form of report can be accessed via the German Federal Bank’s website at www.bundesbank.de and is available in both German and English.

HONG KONG

Terms and Conditions

Receipt of Shares of Stock. The following provision supplements Section 4 of the Restricted Stock Unit Award Agreement for Non-U.S. Grantees:

Notwithstanding anything to the contrary in the Award Agreement or the Plan, the Restricted Stock Units will be settled in Shares only, not cash.

Sale of Shares. The following provision supplements Section 8(a)(ii) of the Restricted Stock Unit Award Agreement for Non-U.S. Grantees:

To facilitate compliance with securities laws in Hong Kong, the Grantee agrees not to sell any Shares issued at vesting of the Restricted Stock Units within six months of the Grant Date.

Nature of Grant. The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance (“ORSO”). Notwithstanding the foregoing, if the Plan is deemed to constitute an occupational retirement scheme for the purposes of ORSO, this Award shall be void.

Notifications

Securities Law Information. Warning: The Restricted Stock Units and Shares issued at vesting do not constitute a public offering of securities under Hong Kong law and are available only to Employees. The Award Agreement, the Plan and other incidental award documentation have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong, nor has the award documentation been reviewed by any regulatory authority in Hong Kong. The Restricted Stock Units are intended only for the personal use of each Service Provider and may not be distributed to any other person. If the Grantee is in any doubt about any of the contents of the Award Agreement or the Plan, the Grantee should obtain independent professional advice.

INDIA

Notifications

Exchange Control Information. The Grantee must repatriate any proceeds from the sale of Shares acquired under the Plan to India within 90 days of receipt and any proceeds from the receipt of any dividends within 180 days of receipt. The Grantee must obtain a foreign inward remittance certificate (“FIRC”) from the bank where the Grantee deposits the foreign currency and should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Service Recipient requests proof of repatriation. It is the Grantee’s responsibility to comply with applicable exchange control laws in India.

Because exchange control restrictions in India change frequently, the Grantee should consult with his or her personal advisor before taking any action under the Plan.

Foreign Asset/Account Reporting Information. Indian residents are required to declare any foreign bank accounts and any foreign financial assets (including Shares acquired under the Plan) in their annual tax returns. The Grantee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.

INDONESIA

Notifications

Exchange Control Information. If the Grantee remits funds (e.g., proceeds from the sale of Shares) into Indonesia, the Indonesian bank through which the transaction is made will submit a report of the transaction to the Bank of Indonesia for statistical reporting purposes. For transactions of US$10,000 or more, a more detailed description of the transaction must be included in the report and the Grantee may be required to provide information about the transaction (e.g., the relationship between the Grantee and the transferor of the funds, the source of the funds, etc.) to the bank in order for the bank to complete the report.

ITALY

Terms and Conditions

Data Privacy. The following provisions supplement Section 10(b) of the Restricted Stock Unit Award Agreement for Non-U.S. Grantees:

The Grantee understands that the Company, the Service Recipient, any Parent and other Subsidiaries may hold certain personal information about the Grantee, including the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships that the Grantee holds in the Company, details of all Restricted Stock Units or any other entitlement to shares of stock awarded, awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.

The Grantee also understands that providing the Company with Data is necessary for the performance of the Plan and that the Grantee’s refusal to provide Data would make it impossible for the Company to perform its contractual obligations and may affect the Grantee’s ability to participate in the Plan. The Controller of personal data processing is AppDynamics, Inc., with its principal operating offices at 303 Second Street, North Tower, 8th Floor, San Francisco, CA 94107.

The Grantee understands that Data will not be publicized, but it may be transferred to banks, other financial institutions or brokers involved in the management and administration of the Plan. The Grantee further understands that the Company, the Service Recipient and other Subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Grantee’s participation in the Plan, and that the Company, the Service Recipient and/or other Subsidiaries may each further transfer Data to third parties assisting the Company in the implementation, administration and management of the Plan, including any requisite transfer to a broker or another third party with whom the Grantee may elect to deposit any Shares acquired under the Plan. Such recipients may receive, possess, use, retain and transfer Data in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that these recipients may be located in the European Economic Area, or elsewhere, such as the United States. Should the Company exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, the Grantee understands that the Company will delete Data as soon as it has accomplished all the necessary legal obligations connected with the management and administration of the Plan.

The Grantee understands that Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data are collected and with confidentiality and security provisions as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The processing activity, including communication, the transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to Applicable Laws, does not require the Grantee’s consent thereto as the processing is necessary to performance of contractual obligations related to implementation, administration and management of the Plan. The Grantee understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, the Grantee has the right to, including but not limited to, access, delete, update, ask for rectification of Data and cease, for legitimate reason, any processing of Data. Furthermore, the Grantee is aware that Data will not be used for direct marketing purposes. In addition, Data provided may be reviewed and questions or complaints can be addressed by contacting the Grantee’s local human resources department.

Plan Document Acknowledgment. By accepting this Award, the Grantee acknowledges that he or she has received a copy of the Plan and the Award Agreement and has reviewed the Plan and the Award Agreement in their entirety and fully understands and accepts all provisions of the Plan and the Award Agreement.

The Grantee further acknowledges that he or she has read and specifically and expressly approves the following provisions of the Award Agreement: (i) Termination of Employment; (ii) Tax Withholding; (iii) Transfer Restrictions; (iv) Language; (v) Governing Law; Choice of Venue; (vi) Nature of Grant; (vii) the Terms and Conditions in this Appendix, as well as the Data Privacy provisions included herein.

Notifications

Foreign Asset / Account Reporting Information. Italian residents who, at any time during the fiscal year, hold foreign financial assets (including cash and Shares) which may generate income taxable in Italy are required to report these assets on their annual tax returns (UNICO Form, RW Schedule) for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations will also apply to Italian residents who are the beneficial owners of foreign financial assets under Italian money laundering provisions. The Grantee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.

JAPAN

Notifications

Foreign Asset/Account Reporting Information. Japanese residents and foreign nationals with permanent residency in Japan who hold assets outside of Japan (including any Shares acquired under the Plan) with a value exceeding ¥50,000,000 (as of December 31 each year) are required to comply with annual tax reporting obligations with respect to such investments. The Grantee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.

KOREA

Notifications

Exchange Control Information. If the Grantee realizes US$500,000 or more from the sale of Shares or the receipt of dividends in a single transaction, Korean exchange control laws require the Grantee to repatriate the proceeds from such sale to Korea within 18 months of receipt.

Foreign Asset/Account Reporting Information. Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts holding Shares) in countries that have not entered into an “intergovernmental agreement for automatic exchange of tax information” with Korea to the Korean tax authority and file a report with respect to such accounts if the value of such accounts exceeds KRW 1 billion (or an equivalent amount in foreign currency). The Grantee should consult his or her personal advisor to ensure compliance with applicable reporting obligations, including whether or not there is an applicable inter-governmental agreement between Korea and any other country where the Grantee may hold any Shares or cash acquired under the Plan.

MALAYSIA

Terms and Conditions

Data Privacy. The following provisions supplement Section 10(b) of the Restricted Stock Unit Award Agreement for Non-U.S. Grantees:

The Grantee hereby explicitly, voluntarily and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Award Agreement and any other Plan participation materials by and among, as applicable, the Company, the Service Recipient and any other Subsidiary or any third parties authorized by same in assisting in the implementation, administration and management of the Grantee’s participation in the Plan.

The Grantee may have previously provided the Company and the Service Recipient with, and the Company and the Service Recipient may hold, certain personal information about The Grantee, including, but not limited to, his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, the fact and conditions of The Grantee’s participation in the Plan, details of all Restricted Stock Units or any other entitlement to shares of stock awarded, cancelled, exercised, vested, unvested or outstanding in The Grantee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

The Grantee also authorizes any transfer of Data, as may be required, to such stock plan service provider as may be selected by the Company from time to time, which is assisting the Company with the implementation, administration and management of the Plan and/or with whom any Shares acquired under the Plan are deposited. The Grantee acknowledges that these recipients may be

Penerima Geran dengan ini secara eksplicit, secara sukarela dan tanpa sebarang keraguan mengizinkan pengumpulan, penggunaan dan pemindahan, dalam bentuk elektronik atau lain-lain, data peribadinya seperti yang dinyatakan dalam PerjanjianPenganugerahan ini dan apa-apa bahan penyertaan Pelan oleh dan di antara, sebagaimana yang berkenaan, Syarikat, Penerima Perkhidmatan dan mana-mana Syarikat Induk atau Anak Syarikat lain atau mana-mana pihak ketiga yang diberi kuasa oleh yang sama untuk membantu dalam pelaksanaan, pentadbiran dan pengurusan penyertaanPenerima Geran dalam Pelan tersebut.

Sebelum ini, Penerima Geran mungkin telah membekalkan Syarikat dan Penerima Perkhidmatan dengan, dan Syarikat dan Penerima Perkhidmatan mungkin memegang, maklumat peribadi tertentu tentang Penerima Geran, termasuk, tetapi tidak terhad kepada, namanya, alamat rumah dan nombor telefon, tarikh lahir, nombor insurans sosial atau nombor pengenalan lain, gaji, kewarganegaraan, jawatan, apa-apa syer dalam saham atau jawatan pengarah yang dipegang dalam Syarikat, fakta dan syarat-syarat penyertaan Penerima Geran dalam Pelan, butir-butir semua Unit Saham Terbatas atau apa-apa hak lain untuk syer dalam saham yang dianugerahkan, dibatalkan, dilaksanakan, terletak hak, tidak diletak hak ataupun bagi faedahPenerima Geran (“Data”), untuk tujuan yang eksklusif bagi melaksanakan, mentadbir dan menguruskan Pelan tersebut.

Penerima Geran juga memberi kuasa untuk membuat apa-apa pemindahan Data, sebagaimana yang diperlukan, kepada pembekal perkhidmatan pelan saham sebagaimana yang dipilih oleh Syarikatdari semasa ke semasa, yang membantu Syarikat dalam pelaksanaan, pentadbiran dan pengurusan Pelan dan/atau dengan

located in the Grantee’s country or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections to the Grantee’s country, which may not give the same level of protection to Data. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of Data by contacting his or her local human resources representative. The Grantee authorizes the Company, the stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Grantee’s participation in the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Grantee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case, without cost, by contacting in writing human resources representative, whose contact details are hr@appdynamics.com. Further, the Grantee understands that he or she is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke the consent, his or her Service Relationship and career with the Service Recipient will not be adversely affected; the only adverse consequence of refusing or withdrawing the consent is that the Company would not be able to grant future Restricted Stock Units or other equity awards to the Grantee or administer or maintain such awards. Therefore, the Grantee understands that refusing or withdrawing his or her consent may affect his or her ability to	sesiapa yang mendepositkan Saham yang diperolehi melalui Pelan. Penerima Geran mengakui bahawa penerima-penerima ini mungkin berada di negara Penerima Geran atau di tempat lain, dan bahawa negara penerima (contohnya, Amerika Syarikat) mungkin mempunyai undang-undang privasi data dan perlindungan yang berbeza daripada negara Penerima Geran, yang mungkin tidak boleh memberi tahap perlindungan yang sama kepada Data. Penerima Geran faham bahawa dia boleh meminta senarai nama dan alamat mana-mana penerima Data dengan menghubungi wakil sumber manusia tempatannya. Penerima Geran memberi kuasa kepada Syarikat, pembekal perkhidmatan pelan saham dan mana-mana penerima lain yang mungkin membantu Syarikat (masa sekarang atau pada masa depan) untuk melaksanakan, mentadbir dan menguruskan penyertaan Penerima Geran dalam Pelan untuk menerima, memiliki, menggunakan, mengekalkan dan memindahkan Data, dalam bentuk elektronik atau lain-lain, semata-mata dengan tujuan untuk melaksanakan, mentadbir dan menguruskan penyertaan Penerima Geran dalam Pelan tersebut. Penerima Geran faham bahawa Data akan dipegang hanya untuk tempoh yang diperlukan untuk melaksanakan, mentadbir dan menguruskan penyertaannya dalam Pelan tersebut. Penerima Geran faham bahawa dia boleh, pada bila-bila masa, melihat data, meminta maklumat tambahan mengenai penyimpanan dan pemprosesan Data, meminta bahawa pindaan-pindaan dilaksanakan ke atas Data atau menolak atau menarik balik persetujuan dalam ini, dalam mana-mana kes, tanpa kos, dengan menghubungi secara bertulis wakil sumber manusia, di mana butir-butir hubungannya adalah hr@appdynamics.com. Selanjutnya, Penerima Geran memahami bahawa dia memberikan persetujuan di sini secara sukarela. Jika Penerima Geran tidak bersetuju, atau jika Penerima Geran kemudian membatalkan persetujuannya, status sebagai Hubungan Perkhidmatan dan kerjayanya dengan Pnerima Perkhidmatan tidak akan terjejas; satunya akibat buruk jika dia tidak bersetuju atau menarik balik persetujuannya adalah bahawa Syarikat tidak akan dapat memberikanUnit Saham Terbatas pada masa depan atau anugerah ekuiti lain kepada Penerima Geran atau mentadbir atau mengekalkan anugerah tersebut. Oleh itu, Penerima Geran faham bahawa keengganan atau penarikan balik persetujuannya boleh menjejaskan keupayaannya untuk mengambil bahagian dalam Pelan

participate in the Plan. For more information on the consequences of the refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact the human resources representative.	tersebut. Untuk maklumat lanjut mengenai akibat keengganannya untuk memberikan keizinan atau penarikan balik keizinan, Penerima Geran fahami bahawa dia boleh menghubungi wakil sumber manusia.

Notifications

Director Notification Obligation. If the Grantee is a director of a Malaysian Subsidiary, the Grantee is subject to certain notification requirements under the Malaysian Parent or Companies Act. Among these requirements is an obligation to notify the Malaysian Parent or Subsidiary in writing when the Grantee receives or disposes of an interest (e.g., this Award or Shares) in the Company or any related company. This notification must be made within fourteen days of receiving or disposing of any interest in the Company or any related company.

MEXICO

Terms and Conditions

Acknowledgement of the Grantee. The following provision supplements Section 10 of the Restricted Stock Unit Award Agreement for Non-U.S. Grantees:

By accepting this Award, the Grantee acknowledges that he or she has received a copy of the Plan and the Award Agreement, which he or she has reviewed. The Grantee further acknowledges that he or she accepts all the provisions of the Plan and the Award Agreement. The Grantee also acknowledges that he or she has read and specifically and expressly approves the terms and conditions set forth in Section 10(a) “Nature of Award,”, which clearly provide as follows:

(1)	The Grantee’s participation in the Plan does not constitute an acquired right;

(2)	The Plan and the Grantee’s participation in it are offered by the Company on a wholly discretionary basis;

(3)	The Grantee’s participation in the Plan is voluntary; and

(4)	The Company is not responsible for any decrease in the value of any Shares acquired upon settlement of the Restricted Stock Units.

By accepting this Award, the Grantee acknowledges that AppDynamics, Inc., with registered offices at 303 Second Street, North Tower, 8th Floor, San Francisco, CA 94107 USA, is solely responsible for the administration of the Plan. The Grantee further acknowledges that his or her participation in the Plan, the grant of this Award and any acquisition of Shares under the Plan do not constitute a service agreement and does not guarantee the Grantee the right to continue his or her Service Relationship with the Company or the Service Recipient, because the Grantee is participating in the Plan on a wholly commercial basis. Based on the foregoing, the Grantee expressly acknowledges that the Plan and the benefits that he or she may derive from participation in the Plan do not establish any rights between the Grantee and the Company, and do not form part of any employment or service agreement between the Grantee and the Company or the Service Recipient, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of the Grantee’s employment or service agreement, if any.

The Grantee further understands that his or her participation in the Plan is the result of a unilateral and discretionary decision of the Company and, therefore, the Company reserves the absolute right to amend and/or discontinue the Grantee’s participation in the Plan at any time, without any liability to the Grantee.

Finally, the Grantee hereby declares that he or she does not reserve to him or herself any action or right to bring any claim against the Company, the Service Recipient or any other Subsidiary for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and that he or she therefore grants a full and broad release to the Company, the Service Recipient, any other Subsidiary, affiliate, branch, representation office, shareholder, officer, agent and legal representative, with respect to any claim that may arise.

TÉRMINOS Y CONDICIONES

Reconocimientos. Esta disposición suplementa la Sección 10 del Contrato sobre Unidades de Acciones Restringidas para Participantes fuera de Estados Unidos:

Al aceptar el Premio, el Receptorreconoce que ha recibido una copia del Plan y del Contrato de Concesión, incluyendo este Apéndice, mismo que ha sido revisado. El Receptor reconoce, además, que acepta todas las disposiciones del Plan y del Contrato de Concesión, incluyendo este Apéndice. El Receptor también reconoce que ha leído y específica y expresamente aprueba los términos y condiciones establecidos en la Sección 10a del Contrato titulada “Naturaleza de la concesión” , que claramente establece lo siguiente:

(1)	La participación del Receptor en el Plan no constituye un derecho adquirido;

(2)	El Plan y la participación del Recepetor en el Plan se ofrecen por la Compañía de manera totalmente discrecional;

(3)	La participación del Receptor en el Plan es voluntaria; y

(4)	La Compañía no es responsable por cualquier disminución en el valor de las Acciones adquiridas al ejercer las Unidades de Acciones Restringidas.

Al aceptar el Premio, el Receptor reconoce que AppDynamics, Inc., con domicilio registrado ubicado en 303 Second Street, North Tower, 8th Floor, San Francisco, CA 94107 USA, es la única responsable por la administración del Plan. Además, el Receptor reconoce que su participación en el Plan, el otorgamiento del Premio y cualquier adquisición de Acciones de conformidad con el Plan no constituyen un contrato de Servicios y no garantizan el derecho del Partícipante de continuar prestando sus Servicios a la Compañía, o al receptor del servicio, ya que el Receptor está participando en el Plan en sobre una base exclusivamente comercial. Con base en lo anterior, el Recepetor expresamente reconoce que el Plan y los beneficios que le deriven de la participación en el Plan no establecen derecho alguno entre el Receptor y la Compañía y no forman parte de la relación laboral o del contrato de Servicios celebrado entre el Receptor y la Compañía o el Receptor del Servicio, y cualquier modificación del Plan o su terminación no constituirá un cambio o deterioro de los términos y condiciones del contrato laboral o de Servicios del Receptor.

Además, el Receptor entiende que su participación en el Plan es resultado de una decisión unilateral y discrecional de la Compañía y, por lo tanto, la Compañía se reserva el derecho absoluto de modificar y/o discontinuar la participación del Receptor en el Plan en cualquier momento, sin responsabilidad alguna para con el Receptor.

Finalmente, el Receptor en este acto manifiesta que no se reserva ninguna acción o derecho para interponer una demanda o reclamación en contra de la Compañía o el receptor del Servicio o cualquier otra subsidiaria, por cualquier compensación o daño o perjuicio en relación con cualquier disposición del Plan o los beneficios derivados del Plan y, en consecuencia, otorga un amplio y total finiquito a la Compañía, el receptor del Servicio, cualesquier Subsidiarias, afiliadas, sucursales, oficinas de representación, accionistas, directores, funcionarios, agentes y representantes con respecto a cualquier demanda o reclamación que pudiera surgir.

NETHERLANDS

There are no country-specific provisions.

SINGAPORE

Notifications

Securities Law Information. This Award is being made in reliance of Section 273(1)(f) of the Securities and Futures Act (Cap. 289) (the “SFA”) under which it is exempt from the prospectus and registration requirements under the SFA. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. The Grantee should note that this Award is subject to Section 257 of the SFA and the Grantee will not be able to make (i) any subsequent sale of Shares in Singapore or (ii) any offer of such subsequent sale of Shares in Singapore, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than Section 280) of the SFA.

Chief Executive Officer/Director Notification Obligation. If the Grantee is a chief executive officer, director, associate director or shadow director of a Singapore Parent or Subsidiary, he or she is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Parent or Subsidiary in writing when the Grantee receives an interest (e.g., this Award or Shares) in the Company. In addition, the Grantee must notify the Singapore Parent or Subsidiary when he or she sells Shares. These notifications must be made within two days of acquiring or disposing of any interest in the Company. In addition, a notification of the Grantee’s interests in the Company must be made within two days of becoming a chief executive officer or a director.

SPAIN

Terms and Conditions

Nature of Award and Termination of Employment. The following provisions supplement Sections 3 and 10(a) of the Restricted Stock Unit Award Agreement for Non-U.S. Grantees:

By accepting this Award, the Grantee consents to participation in the Plan and acknowledges that the Grantee has received a copy of the Plan.

The Grantee understands and agrees that the Grantee will forfeit any Restricted Stock Units in the event of termination of the Grantee’s Service Relationship by reason of, but not limited to, resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without cause (i.e., subject to a “despido improcedente,” individual or collective dismissal on objective grounds, whether adjudged or recognized to be with or without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Service Recipient and under Article 10.3 of the Royal Decree 1382/1985.

The Grantee understands that the Company has unilaterally, gratuitously and in its own discretion decided to grant Restricted Stock Units under the Plan to certain individuals who may be Service Providers throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company, the Service Recipient or any Parent or Subsidiary, other than as set forth in the Award Agreement. Consequently, the Grantee understands that the Restricted Stock Units are granted on the assumption and condition that the Restricted Stock Units and any Shares acquired upon settlement of the Restricted Stock Units are not a part of any employment or service contract (either with the Company, the Service Recipient or any Parent or Subsidiary) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation), or any other right whatsoever. Furthermore, the Grantee understands that he or she will not be entitled to continue vesting in the Restricted Stock Units once his or her Service Relationship ceases. In addition, the Grantee understands that the Restricted Stock Units would not be granted but for the assumptions and conditions referred to above; thus, the Grantee acknowledges and freely accepts that should any or all of the assumptions be mistaken, or should any of the conditions not be met for any reason, any grant of or right to the Restricted Stock Units shall be null and void.

Notifications

Securities Law Information. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the grant of Restricted Stock Units under the Plan. Neither the Plan nor the Award Agreement (which includes this Appendix) have been nor will they be registered with the Comisión Nacional del Mercado de Valores (Spanish Securities Exchange Commission), and they do not constitute a public offering prospectus.

Exchange Control Information. The Grantee must declare the acquisition, ownership and disposition of Shares to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”) of the Ministry of Economy and Competitiveness on a Form D-6. Generally, the declaration must be made in January for Shares owned as of December 31 of the prior year and/or Shares acquired or disposed of during the prior year; however, if the value of Shares acquired or disposed of or the amount of the sale proceeds exceeds €1,502,530 (or if the Grantee holds 10% or more of the share capital of the Company), the declaration must be filed within one month of the acquisition or disposition, as applicable.

In addition, the Grantee may be required to electronically declare to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including Shares acquired under the Plan), and any transactions with non-Spanish residents (including any payments of Shares made pursuant to the Plan), depending on the balances in such accounts together with the value of such instruments as of December 31 of the relevant year, or the volume of transactions with non-Spanish residents during the relevant year.

Foreign Asset/Account Reporting Information. To the extent that the Grantee holds rights or assets (e.g., cash or Shares held in a bank or brokerage account) outside of Spain with a value in excess of €50,000 per type of right or asset as of December 31 each year (or at any time during the year in which the Grantee sells or disposes of such right or asset), the Grantee is required to report information on such rights and assets on his or her tax return for such year. After such rights or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than €20,000. It is the Grantee’s responsibility to comply with these reporting obligations. The Grantee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.

SWEDEN

There are no country-specific provisions.

SWITZERLAND

Notifications

Securities Law Information. This Award and the issuance of any Shares under the Plan is not intended to be a public offering in Switzerland. Neither the Award Agreement nor any other materials relating to this Award constitute a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, and neither this document nor any other materials relating to the Restricted Stock Units may be publicly distributed nor otherwise made publicly available in Switzerland.

TAIWAN

Notifications

Securities Law Information. The Restricted Stock Units and any Shares acquired under the Plan are available only for Service Providers. The offer is not a public offer of securities by a Taiwanese company. Therefore, it is not subject to registration in Taiwan.

Exchange Control Information. The Grantee may remit and acquire up to US$5,000,000 per year in foreign currency (including proceeds from the sale of Shares or the receipt of any dividends) without justification.

If the transaction amount is TWD500,000 or more in a single transaction, the Grantee must submit a Foreign Exchange Transaction Form. In addition, if the transaction amount is US$500,000 or more, the Grantee may be required to provide additional supporting documentation to the satisfaction of the bank involved in the transaction. The Grantee should consult with his or her personal advisor to ensure compliance with applicable exchange control laws in Taiwan.

UAE (DUBAI)

Notifications

Securities Law Information. Restricted Stock Units are being offered only to Service Providers and are in the nature of providing equity incentives to Service Providers in the United Arab Emirates. The Plan and the Award Agreement are intended for distribution only to such Service Providers and must not be delivered to, or relied on by, any other person. Prospective purchasers of the securities offered should conduct their own due diligence on the securities. The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any documents in connection with the Plan. Neither the Ministry of Economy nor the Dubai Department of Economic Development have approved the Plan or the Award Agreement nor taken steps to verify the information set out therein, and have no responsibility for such documents.

UK

Terms and Conditions

Receipt of Shares of Stock. The following provision supplements Section 4 of the Restricted Stock Unit Award Agreement for Non-U.S. Grantees:

Notwithstanding anything to the contrary in the Award Agreement or the Plan, the Restricted Stock Units will be settled in Shares only, not cash. This provision is without prejudice to the application of Section 6.

Tax Withholding. The following provisions supplement Section 6 of the Restricted Stock Unit Award Agreement for Non-U.S. Grantees:

The Grantee agrees that if payment or withholding of income tax due is not made within ninety (90) days of the end of the U.K. tax year in which the taxable event occurred or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), then the amount of any uncollected income tax shall constitute a loan owed by the Grantee to the Service Recipient effective on the Due Date. The Grantee agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue and Customs (“HMRC”) and will be immediately due and repayable by the Grantee, and the Company and/or the Service Recipient may recover it at any time thereafter by any of the means referred to in this Section 6. Notwithstanding the foregoing, if the Grantee is an executive officer or director of the

Company (within the meaning of Section 13(k) of the Exchange Act), the Grantee shall not be eligible for a loan from the Company to cover the income tax due. In the event that the Grantee is an executive officer or director and income tax is not collected from or paid by the Grantee by the Due Date, the amount of any uncollected income tax may constitute a benefit to the Grantee on which additional income tax and National Insurance contributions (“NICs”) may be payable. The Grantee understands that he or she will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company and/or the Service Recipient (as appropriate) for the value of employee NICs due on this additional benefit which the Company and/or the Service Recipient may recover from the Grantee by any of the means set forth in this Section 6.

Joint Election. As a condition of the Grantee’s participation in the Plan, the Grantee agrees to accept any liability for secondary Class 1 NICs which may be payable by the Company and/or the Service Recipient in connection with this Award and any event giving rise to Tax-Related Items (the “Employer’s NICs”). Without limitation to the foregoing, the Grantee agrees to enter into a joint election with the Company and/or the Service Recipient (the “Joint Election”), the form of such Joint Election being formally approved by HMRC, and to execute any other consents or elections required to accomplish the transfer of the Employer’s NICs to the Grantee. The Grantee further agrees to execute such other joint elections as may be required between the Grantee and any successor to the Company and/or the Service Recipient. The Grantee further agrees that the Company and/or the Service Recipient may collect the Employer’s NICs from him or her by any of the means set forth in this Section 6.

If the Grantee does not enter into a Joint Election, if approval of the Joint Election has been withdrawn by HMRC, if the Joint Election is revoked by the Company or the Service Recipient (as applicable), or if the Joint Election is jointly revoked by the Grantee and the Company or the Service Recipient, as applicable, the Company, in its sole discretion and without any liability to the Company or the Service Recipient, may choose not to issue or deliver any Shares or proceeds from the sale of Shares to the Grantee upon vesting of the Restricted Stock Units.

APPDYNAMICS, INC.

2008 STOCK PLAN

Election To Transfer the Employer’s National Insurance Liability to the Employee

This Election is between:

A.	[NAME OF EMPLOYEE] / [The individual who has obtained authorized access to this Election] (the “Employee”), who is employed by a company listed in the attached Schedule (the “Employer”) and who is eligible to receive stock options or restricted stock units (“Awards”) pursuant to the AppDynamics, Inc. 2008 Stock Plan (the “Plan”), and

B.	AppDynamics, Inc., with its registered office at 303 Second Street, North Tower, 8th Floor, San Francisco, CA 94107, USA (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer.

1.	Introduction

1.1	This Election relates to all Awards granted to the Employee under the Plan up to the termination date of the Plan.

1.2	In this Election the following words and phrases have the following meanings:

(a)	“Chargeable Event” means, in relation to the Awards:

(i)	the acquisition of securities pursuant to the Awards (within section 477(3)(a) of ITEPA);

(ii)	the assignment (if applicable) or release of the Awards in return for consideration (within section 477(3)(b) of ITEPA);

(iii)	the receipt of a benefit in connection with the Awards, other than a benefit within (i) or (ii) above (within section 477(3)(c) of ITEPA);

(iv)	post-acquisition charges relating to the Awards, restricted stock and/or shares acquired pursuant to the Awards (within section 427 of ITEPA); and/or

(v)	post-acquisition charges relating to the Awards, restricted stock and/or shares acquired pursuant to the Awards (within section 439 of ITEPA).

(b)	“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

(c)	“SSCBA” means the Social Security Contributions and Benefits Act 1992.

1.3	This Election relates to the employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise on the occurrence of a Chargeable Event in respect of the Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

1.4	This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

1.5	This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.	The Election

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability on the Chargeable Event is hereby transferred to the Employee. The Employee understands that, by signing or electronically accepting this Election, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 of the SSCBA.

3.	Payment of the Employer’s Liability

3.1	The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability from the Employee at any time after the Chargeable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Chargeable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

(iii)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or

(iv)	by any other means specified in the applicable award agreement.

3.2	The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities related to the Awards to the Employee until full payment of the Employer’s Liability is received.

3.3	The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue & Customs on behalf of the Employee within 14 days after the end of the UK tax month during which the Chargeable Event occurs (or within 17 days after the end of the UK tax month during which the Chargeable Event occurs if payments are made electronically).

4.	Duration of Election

4.1	The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

4.2	Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and relevant award agreement. This Election will continue in effect in respect of any awards which replace the Awards in circumstances where section 483 of ITEPA applies.

4.3	This Election will continue in effect until the earliest of the following:

(i)	the Employee and the Company agree in writing that it should cease to have effect;

(ii)	on the date the Company serves written notice on the Employee terminating its effect;

(iii)	on the date HM Revenue & Customs withdraws approval of this Election; or

(iv)	after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

4.4	This Election will continue in force regardless of whether the Employee ceases to be an employee of the Employer.

[Signature page follows]

Acceptance by the Employee

The Employee acknowledges that, by signing this Election, the Employee agrees to be bound by the terms of this Election.

Name

Signature

Date

Acceptance by the Company

The Company acknowledges that, by signing this Election or arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signature for and on behalf of the Company

Position

Date

Schedule of Employer Companies

The employer companies to which this Election relates are:

Name	AppDynamics UK Ltd.
Registered Office:	150 Aldersgate Street, London EC1A 4AB UK
Company Registration Number:
Corporation Tax Reference:
PAYE Reference:

Name	AppDynamics International Ltd.
Registered Office:	150 Aldersgate Street, London EC1A 4AB UK
Company Registration Number:
Corporation Tax Reference:
PAYE Reference: